                                                                      EXHIBIT 20

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

               -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 17, 2005 and covers activity from August 25, 2005 through September 24, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18th day of October, 2005.


                            AMERICAN EXPRESS TRAVEL RELATED
                            SERVICES COMPANY, INC., as Servicer

                            By: /s/ Susanne L. Miller
                                --------------------------------
                            Name:  Susanne L. Miller
                            Title: Vice President
                                   Treasury Controller

I.  Monthly Period Trust Activity

--------------------------------------------------------------------------------------------


A. Trust Activity                                                         Trust Totals

Number of days in period                                                                 31
Beginning Principal Receivable Balance                                    27,061,278,146.23
Special Funding Account Balance                                                        0.00
Beginning Total Principal Balance                                         27,061,278,146.23
Finance Charge Collections (excluding                                        464,142,875.06
 Recoveries)
Recoveries                                                                    18,837,789.04
Total Collections of Finance Charge Receivables                              482,980,664.10
Total Collections of Principal Receivables                                 6,973,760,259.48
Monthly Payment Rate                                                               24.9390%
Defaulted amount                                                              94,094,720.94
Annualized Default Rate                                                             4.1004%
Trust Portfolio Yield                                                              16.9202%
New Principal Receivables                                                  7,025,840,435.82
Ending Principal Receivables Balance                                      27,019,263,601.62
Ending Required Minimum Principal Balance                                 22,122,250,000.00
Ending Transferor Amount                                                   6,344,263,601.62
Ending Special Funding Account Balance                                                 0.00
Ending Total Principal Balance                                            27,019,263,601.62

B. Series Allocations                      Series 2000-4     Series 2000-5      Series 2001-1    Series 2001-2      Series 2001-3
---------------------                      -------------     -------------      -------------    -------------      -------------

Group Number                                             2                 2                  2               1                   2
Invested Amount                                       0.00              0.00     750,000,000.00  250,000,000.00      750,000,000.00
Adjusted Invested Amount                              0.00              0.00     750,000,000.00  250,000,000.00      750,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00            0.00                0.00
Series Required Transferor Amount                     0.00              0.00      52,500,000.00   17,500,000.00       52,500,000.00
Series Allocation Percentage                         0.00%             0.00%              3.63%           1.21%               3.63%
Series Alloc. Finance Charge Collections              0.00              0.00      17,520,459.40    5,840,153.13       17,520,459.40
Series Allocable Recoveries                           0.00              0.00         683,353.90      227,784.63          683,353.90
Series Alloc. Principal Collections                   0.00              0.00     252,978,002.16   84,326,000.72      252,978,002.16
Series Allocable Defaulted Amount                     0.00              0.00       3,413,351.42    1,137,783.81        3,413,351.42

B. Series Allocations                      Series 2001-4     Series 2001-5      Series 2001-6    Series 2001-7      Series 2002-1
---------------------                      -------------     -------------      -------------    -------------      -------------

Group Number                                             2                 2                  2               2                   2
Invested Amount                             725,000,000.00    500,000,000.00     700,000,000.00  650,000,000.00      920,000,000.00
Adjusted Invested Amount                    725,000,000.00    500,000,000.00     700,000,000.00  650,000,000.00      920,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00            0.00                0.00
Series Required Transferor Amount            50,750,000.00     35,000,000.00      49,000,000.00   45,500,000.00       64,400,000.00
Series Allocation Percentage                         3.51%             2.42%              3.39%           3.14%               4.45%
Series Alloc. Finance Charge Collections     16,936,444.09     11,680,306.27      16,352,428.77   15,184,398.15       21,491,763.53
Series Allocable Recoveries                     660,575.43        455,569.26         637,796.97      592,240.04          838,247.44
Series Alloc. Principal Collections         244,545,402.09    168,652,001.44     236,112,802.01  219,247,601.87      310,319,682.65
Series Allocable Defaulted Amount             3,299,573.04      2,275,567.62       3,185,794.66    2,958,237.90        4,187,044.41

B. Series Allocations                      Series 2002-2     Series 2002-3      Series 2002-5    Series 2002-6      Series 2003-1
---------------------                      -------------     -------------      -------------    -------------      -------------

Group Number                                             2                 2                  2               2                   2
Invested Amount                             940,000,000.00    920,000,000.00     600,000,000.00  720,000,000.00      920,000,000.00
Adjusted Invested Amount                    940,000,000.00    920,000,000.00     600,000,000.00  720,000,000.00      920,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00            0.00                0.00
Series Required Transferor Amount            65,800,000.00     64,400,000.00      42,000,000.00   50,400,000.00       64,400,000.00
Series Allocation Percentage                         4.55%             4.45%              2.90%           3.48%               4.45%
Series Alloc. Finance Charge Collections     21,958,975.78     21,491,763.53      14,016,367.52   16,819,641.02       21,491,763.53
Series Allocable Recoveries                     856,470.22        838,247.44         546,683.12      656,019.74          838,247.44
Series Alloc. Principal Collections         317,065,762.70    310,319,682.65     202,382,401.73  242,858,882.07      310,319,682.65
Series Allocable Defaulted Amount             4,278,067.12      4,187,044.41       2,730,681.14    3,276,817.37        4,187,044.41

B. Series Allocations                      Series 2003-2     Series 2003-3      Series 2003-4    Series 2004-1      Series 2004-2
---------------------                      -------------     -------------      -------------    -------------      -------------

Group Number                                             2                 2                  1               2                   2
Invested Amount                           1,100,000,000.00    750,000,000.00     680,000,000.00  800,000,000.00      400,000,000.00
Adjusted Invested Amount                  1,100,000,000.00    750,000,000.00     680,000,000.00  800,000,000.00      400,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00            0.00                0.00
Series Required Transferor Amount            77,000,000.00     52,500,000.00      47,600,000.00   56,000,000.00       28,000,000.00
Series Allocation Percentage                         5.32%             3.63%              3.29%           3.87%               1.93%
Series Alloc. Finance Charge Collections     25,696,673.79     17,520,459.40      15,885,216.52   18,688,490.03        9,344,245.01
Series Allocable Recoveries                   1,002,252.38        683,353.90         619,574.20      728,910.82          364,455.41
Series Alloc. Principal Collections         371,034,403.16    252,978,002.16     229,366,721.96  269,843,202.30      134,921,601.15
Series Allocable Defaulted Amount             5,006,248.76      3,413,351.42       3,094,771.96    3,640,908.19        1,820,454.09

B. Series Allocations                       Series 2004-3    Series 2004-4      Series 2004-5    Series 2005-1      Series 2005-2
---------------------                       -------------    -------------      -------------    -------------      -------------

Group Number                                             1                 2                  2               2                   2
Invested Amount                             600,000,000.00  1,100,000,000.00   1,000,000,000.00  600,000,000.00      600,000,000.00
Adjusted Invested Amount                    600,000,000.00  1,100,000,000.00   1,000,000,000.00  600,000,000.00      600,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00            0.00                0.00
Series Required Transferor Amount            42,000,000.00     77,000,000.00      70,000,000.00   42,000,000.00       42,000,000.00
Series Allocation Percentage                         2.90%             5.32%              4.84%           2.90%               2.90%
Series Alloc. Finance Charge Collections     14,016,367.52     25,696,673.79      23,360,612.53   14,016,367.52       14,016,367.52
Series Allocable Recoveries                     546,683.12      1,002,252.38         911,138.53      546,683.12          546,683.12
Series Alloc. Principal Collections         202,382,401.73    371,034,403.16     337,304,002.88  202,382,401.73      202,382,401.73
Series Allocable Defaulted Amount             2,730,681.14      5,006,248.76       4,551,135.23    2,730,681.14        2,730,681.14

B. Series Allocations                       Series 2005-3     Series 2005-4      Series 2005-5    Series 2005-6      Series 2005-7
---------------------                       -------------     -------------      -------------    -------------      -------------

Group Number                                             2                 2                  2               2                   2
Invested Amount                             700,000,000.00    500,000,000.00   1,100,000,000.00  700,000,000.00      700,000,000.00
Adjusted Invested Amount                    700,000,000.00    500,000,000.00   1,100,000,000.00  700,000,000.00      700,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00            0.00                0.00
Series Required Transferor Amount            49,000,000.00     35,000,000.00      77,000,000.00   49,000,000.00       49,000,000.00
Series Allocation Percentage                         3.39%             2.42%              5.32%           3.39%               3.39%
Series Alloc. Finance Charge Collections     16,352,428.77     11,680,306.27      25,696,673.79   16,352,428.77       16,352,428.77
Series Allocable Recoveries                     637,796.97        455,569.26       1,002,252.38      637,796.97          637,796.97
Series Alloc. Principal Collections         236,112,802.01    168,652,001.44     371,034,403.16  236,112,802.01      236,112,802.01
Series Allocable Defaulted Amount             3,185,794.66      2,275,567.62       5,006,248.76    3,185,794.66        3,185,794.66

B. Series Allocations                                                                                                Trust Total

Group Number
Invested Amount                                                                                                   20,675,000,000.00
Adjusted Invested Amount                                                                                          20,675,000,000.00
Principal Funding Account Balance                                                                                              0.00
Series Required Transferor Amount                                                                                  1,447,250,000.00
Series Allocation Percentage                                                                                                   100%
Series Alloc. Finance Charge Collections                                                                             482,980,664.10
Series Allocable Recoveries                                                                                           18,837,789.04
Series Alloc. Principal Collections                                                                                6,973,760,259.48
Series Allocable Defaulted Amount                                                                                     94,094,720.94

C. Group Allocations

1. Group 1 Allocations                      Series 2001-2     Series 2003-4      Series 2004-3                       Group 1 Total
----------------------                      -------------     -------------      -------------                       -------------
Invested Amount                             250,000,000.00    680,000,000.00     600,000,000.00                    1,530,000,000.00
Investor Finance Charge Collections           4,461,916.59     12,136,413.14      10,708,599.83                       27,306,929.56

Investor Monthly Interest                     1,146,395.92      1,104,603.56       2,186,826.88                        4,437,826.36
Investor Default Amount                         869,274.54      2,364,426.76       2,086,258.91                        5,319,960.21
Investor Monthly Fees                           416,666.67      1,133,333.33       1,000,000.00                        2,550,000.00
Investor Additional Amounts                           0.00              0.00               1.00                                0.00
Total                                         2,432,337.13      4,602,363.65       5,273,085.79                       12,307,786.57

Reallocated Investor Finance
  Charge Collections                          4,883,177.49     11,268,649.43      11,155,102.64                       27,306,929.56
Available Excess                              2,450,840.36      6,666,285.77       5,882,016.86                       14,999,142.99

2. Group 2 Allocations                                         Series 2000-4      Series 2000-5    Series 2001-1      Series 2001-3
----------------------                                         -------------      -------------    -------------      -------------
Invested Amount                                                         0.00               0.00  750,000,000.00      750,000,000.00
Investor Finance Charge Collections                                     0.00               0.00   13,385,749.78       13,385,749.78

Investor Monthly Interest                                               0.00               0.00    2,643,153.33        2,635,520.00
Investor Default Amount                                                 0.00               0.00    2,607,823.63        2,607,823.63
Investor Monthly Fees                                                   0.00               0.00    1,250,000.00        1,250,000.00
Investor Additional Amounts                                             0.00               0.00            0.00                0.00
Total                                                                   0.00               0.00    6,500,976.97        6,493,343.63

Reallocated Investor Finance
  Charge Collections                                                    0.00               0.00   13,416,872.87       13,409,239.54
Investment Funding Account Proceeds                                     0.00
Available Excess                                                        0.00               0.00    6,915,895.90        6,915,895.90

2. Group 2 Allocations                       Series 2001-4    Series 2001-5      Series 2001-6    Series 2001-7      Series 2002-1
----------------------                       -------------    -------------      -------------    -------------      -------------
Invested Amount                             725,000,000.00    500,000,000.00     700,000,000.00  650,000,000.00      920,000,000.00
Investor Finance Charge Collections          12,939,558.12      8,923,833.19      12,493,366.46   11,600,983.15       16,419,853.07

Investor Monthly Interest                     2,547,669.33      1,777,835.56       2,453,192.00    2,278,426.22        3,220,719.64
Investor Default Amount                       2,520,896.18      1,738,549.09       2,433,968.72    2,260,113.82        3,198,930.32
Investor Monthly Fees                         1,208,333.33        833,333.33       1,166,666.67    1,083,333.33        1,533,333.33
Investor Additional Amounts                           0.00              0.00               0.00            0.00                0.00
Total                                         6,276,898.85      4,349,717.98       6,053,827.39    5,621,873.37        7,952,983.30

Reallocated Investor Finance
  Charge Collections                         12,962,264.89      8,960,315.25      12,508,663.57   11,615,649.82       16,436,482.28
Investment Funding Account Proceeds
Available Excess                              6,685,366.04      4,610,597.27       6,454,836.18    5,993,776.45        8,483,498.97

2. Group 2 Allocations                     Series 2002-2     Series 2002-3      Series 2002-5    Series 2002-6      Series 2003-1
----------------------                     -------------     -------------      -------------    -------------      -------------
Invested Amount                             940,000,000.00    920,000,000.00     600,000,000.00  720,000,000.00      920,000,000.00
Investor Finance Charge Collections          16,776,806.39     16,419,853.07      10,708,599.83   12,850,319.79       16,419,853.07

Investor Monthly Interest                     3,290,066.84      3,219,411.20       2,129,002.67    2,538,963.20        3,220,719.64
Investor Default Amount                       3,268,472.29      3,198,930.32       2,086,258.91    2,503,510.69        3,198,930.32
Investor Monthly Fees                         1,566,666.67      1,533,333.33       1,000,000.00    1,200,000.00        1,533,333.33
Investor Additional Amounts                           0.00              0.00               0.00            0.00                0.00
Total                                         8,125,205.80      7,951,674.86       5,215,261.57    6,242,473.89        7,952,983.30

Reallocated Investor Finance
  Charge Collections                         16,793,128.66     16,435,173.83      10,747,978.30   12,881,733.96       16,436,482.28
Investment Funding Account Proceeds
Available Excess                              8,667,922.86      8,483,498.97       5,532,716.72    6,639,260.07        8,483,498.97

2. Group 2 Allocations                     Series 2003-2     Series 2003-3      Series 2004-1    Series 2004-2      Series 2004-4
----------------------                     -------------     -------------      -------------    -------------      -------------
Invested Amount                           1,100,000,000.00    750,000,000.00     800,000,000.00  400,000,000.00    1,100,000,000.00
Investor Finance Charge Collections          19,632,433.02     13,385,749.78      14,278,133.10    7,139,066.55       19,632,433.02

Investor Monthly Interest                     3,848,513.78      2,622,920.00       2,775,594.67    1,421,557.33        3,819,767.11
Investor Default Amount                       3,824,808.00      2,607,823.63       2,781,678.54    1,390,839.27        3,824,808.00
Investor Monthly Fees                         1,833,333.33      1,250,000.00       1,333,333.33      666,666.67        1,833,333.33
Investor Additional Amounts                           0.00              0.00               0.00            0.00                0.00
Total                                         9,506,655.11      6,480,743.63       6,890,606.54    3,479,063.27        9,477,908.44

Reallocated Investor Finance
  Charge Collections                         19,649,969.10     13,396,639.54      14,267,562.17    7,167,541.09       19,621,222.43
Investment Funding Account Proceeds
Available Excess                             10,143,313.99      6,915,895.90       7,376,955.63    3,688,477.81       10,143,313.99

2. Group 2 Allocations                     Series 2004-5     Series 2005-1      Series 2005-2    Series 2005-3      Series 2005-4
----------------------                     -------------     -------------      -------------    -------------      -------------
Invested Amount                           1,000,000,000.00    600,000,000.00     600,000,000.00  700,000,000.00      500,000,000.00
Investor Finance Charge Collections          17,847,666.38     10,708,599.83      10,708,599.83   12,493,366.46        8,923,833.19

Investor Monthly Interest                     3,469,715.56      2,043,669.33       2,088,922.67    2,365,147.56        1,725,835.56
Investor Default Amount                       3,477,098.18      2,086,258.91       2,086,258.91    2,433,968.72        1,738,549.09
Investor Monthly Fees                         1,666,666.67      1,000,000.00       1,000,000.00    1,166,666.67          833,333.33
Investor Additional Amounts                           0.00              0.00               0.00            0.00                0.00
Total                                         8,613,480.40      5,129,928.24       5,175,181.57    5,965,782.95        4,297,717.98

Reallocated Investor Finance
  Charge Collections                         17,834,674.94     10,662,644.96      10,707,898.30   12,420,619.12        8,908,315.25
Investment Funding Account Proceeds
Available Excess                              9,221,194.54      5,532,716.72       5,532,716.72    6,454,836.18        4,610,597.27

2. Group 2 Allocations                     Series 2005-5     Series 2005-6      Series 2005-7                       Group 2 Total
----------------------                     -------------     -------------      -------------                       -------------
Invested Amount                           1,100,000,000.00    700,000,000.00     700,000,000.00                   19,145,000,000.00
Investor Finance Charge Collections          19,632,433.02     12,493,366.46      12,493,366.46                      341,693,572.79

Investor Monthly Interest                     3,758,411.56      2,365,147.56       2,416,543.11                       66,676,425.42
Investor Default Amount                       3,824,808.00      2,433,968.72       2,433,968.72                       66,569,044.62
Investor Monthly Fees                         1,833,333.33      1,166,666.67       1,166,666.67                       31,908,333.33
Investor Additional Amounts                           0.00              1.00               2.00                                0.00
Total                                         9,416,552.88      5,965,782.95       6,017,178.50                      165,153,803.38

Reallocated Investor Finance
  Charge Collections                         19,559,866.88     12,420,619.12      12,472,014.68                      341,693,572.79
Investment Funding Account Proceeds
Available Excess                             10,143,313.99      6,454,836.18       6,454,836.18                      176,539,769.42

                                                GROUP I          GROUP II
Group Investor Finance
  Charge Collections                         27,306,929.56    341,693,572.79
Group Expenses                               12,307,786.57    165,153,803.38
Reallocable Investor Finance
  Charge Collections                         14,999,142.99    176,539,769.42

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                         280,745,530
61-90 Days Delinquent:                         149,694,740
90+ Days Delinquent:                           220,420,187
Total 30+ Days Delinquent:                     650,860,457

II. Series 2000-4 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                             Series       Total Investor    Transferors
A. Investor/Transferor Allocations                        Allocations       Interest          Interest
----------------------------------                        ------------    ---------------   ------------
Beginning Invested /Transferor Amount                         0.00             0.00             0.00
Beginning Adjusted Invested Amount                             N/A             0.00              N/A
Floating Allocation Percentage                                 N/A          0.0000%          0.0000%
Principal Allocation Percentage                                N/A          0.0000%          0.0000%
Collections of Finance Chg. Receivables                       0.00             0.00             0.00
Collections of Principal Receivables                          0.00             0.00             0.00
Defaulted Amount                                              0.00             0.00             0.00

Ending Invested / Transferor Amounts                          0.00             0.00             0.00


---------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A          Class B          Interest          Total
--------------------------------------                    -------          -------          --------          -----

Principal Funding Account                                     0.00             0.00             0.00            0.00
Investment Proceeds for Monthly Period                        0.00             0.00             0.00            0.00
Reserve Draw Amount                                           0.00             0.00             0.00            0.00
Available Reserve Account Amount                              0.00             0.00             0.00            0.00
Reserve Account Surplus                                       0.00             0.00             0.00            0.00

Coupon  September 15, 2005 to October 16, 2005             0.0000%          0.0000%          0.0000%
Monthly Interest Due                                          0.00             0.00             0.00            0.00
Outstanding Monthly Interest Due                              0.00             0.00             0.00            0.00
Additional Interest Due                                       0.00             0.00             0.00            0.00
Total Interest Due                                            0.00             0.00             0.00            0.00
Investor Default Amount                                       0.00             0.00             0.00            0.00
Investor Monthly Fees Due                                     0.00             0.00             0.00            0.00
Investor Additional Amounts Due
Total Due                                                     0.00             0.00             0.00            0.00

Reallocated Investor Finance Charge Collections                                                                 0.00
Interest and Principal Funding Investment Proceeds                                                              0.00
Interest on Reserve Account                                                                                     0.00
Series Adjusted Portfolio Yield                                                                              0.0000%
Base Rate                                                                                                    0.0000%
Excess Spread Percentage                                                                                     0.0000%

---------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions                Class A         Class B          Interest          Total
--------------------------------------------                -------         -------          --------          -----

Beginning Certificates Balance                                0.00             0.00             0.00            0.00
Interest Distributions                                        0.00             0.00             0.00            0.00
Interest Deposits - Interest Funding Account                  0.00             0.00             0.00            0.00
Interest Funding Account Distributions                        0.00             0.00             0.00            0.00
Principal Deposits - Prin. Funding Account                    0.00             0.00             0.00            0.00
Principal Distributions                                       0.00             0.00             0.00            0.00
Total Distributions                                           0.00             0.00             0.00            0.00
Ending Interest Funding Account Balance                       0.00             0.00             0.00            0.00
Ending Certificates Balance                                   0.00             0.00             0.00            0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                 0.00

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                             0.00

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                 0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                     0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                    0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                    0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                                0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                    0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                           0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                            0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                            0.00

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                             0.00

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                        0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                          0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                    0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                      0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                    0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                 0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                                0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                            0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                                 0.00

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                                0.00

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                             0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                               0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                        0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                 0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.Class A Available Funds (Includes Int. Income from IFA):                                                             0.00

            a.   Class A Monthly Interest:                                                                                   0.00
            b.   Class A Outstanding Monthly Interest:                                                                       0.00
            c.   Class A Additional Interest:                                                                                0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                                 0.00
            e.   Excess Spread:                                                                                              0.00

      2.    Class B Available Funds:                                                                                         0.00

            a.   Class B Monthly Interest:                                                                                   0.00
            b.   Class B Outstanding Monthly Interest:                                                                       0.00
            c.   Class B Additional Interest:                                                                                0.00
            d.   Excess Spread:                                                                                              0.00

      3.    Collateral Available Funds:                                                                                      0.00

            a.   Excess Spread:                                                                                             0.00

      4.    Total Excess Spread:                                                                                             0.00

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                                 0.00

      2.    Series 2000-4 Allocable Principal
            Collections:                                                                                                     0.00

      3.    Principal Allocation Percentage of
            Series 2000-4 Allocable Principal
            Collections:                                                                                                     0.00

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                            0.00

      5.    Item 3 minus item 4:                                                                                             0.00

      6.    Shared Principal Collections from other
            Series allocated to Series 2000-4:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                                     0.00

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                                          0.00

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                                        N/A

      2.    Required Collateral Invested Amount                                                                               N/A

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                       0.00

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                        0.00

      3.    Principal Distribution:                                                                                          0.00

      4.    Treated as Shared Principal Collections:                                                                        $0.00

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-4

      1.    Excess Spread:                                                                                                   0.00
      2.    Excess Finance Charge Collections:                                                                               0.00
      3.    Applied to fund Class A Required Amount:                                                                         0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                              0.00
      5.    Applied to fund Class B overdue Interest:                                                                        0.00
      6.    Applied to fund Class B Required Amount:                                                                         0.00
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                      0.00
      8.    Applied to Collateral Monthly Interest:                                                                          0.00
      9.    Applied to unpaid Monthly Servicing Fee:                                                                         0.00
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                                 0.00
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                      0.00
      12.   Deposited to Reserve Account:                                                                                    0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                      0.00
      l4.   Balance:                                                                                                         0.00

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                      0.00
            b.   Prior Monthly Period                                                                                        0.00
            c.   Second Prior Monthly Period                                                                                 0.00

      2.    Three Month Average Base Rate                                                                                    0.00

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                      0.00
            b.   Prior Monthly Period                                                                                        0.00
            c.   Second Prior Monthly Period                                                                                 0.00

      4.    Three Month Average Series Adjusted Portfolio Yield                                                              0.00

III. Series 2000-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                               Series     Total Investor     Transferors
A. Investor/Transferor Allocations                          Allocations      Interest          Interest
----------------------------------                          -----------   ---------------     ----------

Beginning Invested /Transferor Amount                           0.00           0.00              0.00
Beginning Adjusted Invested Amount                               N/A           0.00               N/A
Floating Allocation Percentage                                   N/A        0.0000%           0.0000%
Principal Allocation Percentage                                  N/A        0.0000%           0.0000%
Collections of Finance Chg. Receivables                         0.00           0.00              0.00
Collections of Principal Receivables                            0.00           0.00              0.00
Defaulted Amount                                                0.00           0.00              0.00

Ending Invested / Transferor Amounts                            0.00           0.00              0.00


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                         Class A       Class B           Interest                    Total
--------------------------------------                         -------       -------           --------                    -----

Principal Funding Account                                         0.00           0.00              0.00                      0.00
Investment Proceeds for Monthly Period                            0.00           0.00              0.00                      0.00
Reserve Draw Amount                                               0.00           0.00              0.00                      0.00
Available Reserve Account Amount                                  0.00           0.00              0.00                      0.00
Reserve Account Surplus                                           0.00           0.00              0.00                      0.00

Coupon  September 15, 2005 to
 October 16, 2005                                              0.0000%        0.0000%           0.0000%
Monthly Interest Due                                              0.00           0.00              0.00                      0.00
Outstanding Monthly Interest Due                                  0.00           0.00              0.00                      0.00
Additional Interest Due                                           0.00           0.00              0.00                      0.00
Total Interest Due                                                0.00           0.00              0.00                      0.00
Investor Default Amount                                           0.00           0.00              0.00                      0.00
Investor Monthly Fees Due                                         0.00           0.00              0.00                      0.00
Investor Additional Amounts Due
Total Due                                                         0.00           0.00              0.00                      0.00

Reallocated Investor Finance Charge
 Collections                                                                                                                 0.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                           0.0000%
Base Rate                                                                                                                 0.0000%
Excess Spread Percentage                                                                                                  0.0000%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions                   Class A       Class B           Interest                    Total
--------------------------------------------                   -------       -------           --------                    -----

Beginning Certificates Balance                                    0.00           0.00              0.00                      0.00
Interest Distributions                                            0.00           0.00              0.00                      0.00
Principal Deposits - Prin. Funding Account                        0.00           0.00              0.00                      0.00
Principal Distributions                                           0.00           0.00              0.00                      0.00
Total Distributions                                               0.00           0.00              0.00                      0.00
Ending Certificates Balance                                       0.00           0.00              0.00                      0.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                 0.00

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                             0.00

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                 0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                     0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                    0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                    0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                                0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                    0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                           0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                            0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                            0.00

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                             0.00

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                        0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                          0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                    0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                      0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                 0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                                0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                            0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                                 0.00

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                                0.00

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                             0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                               0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                        0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                 0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                         0.00

            a.   Class A Monthly Interest:                                                                                   0.00
            b.   Class A Outstanding Monthly Interest:                                                                       0.00
            c.   Class A Additional Interest:                                                                                0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                                 0.00
            e.   Excess Spread:                                                                                              0.00

      2.    Class B Available Funds:                                                                                         0.00

            a.   Class B Monthly Interest:                                                                                   0.00
            b.   Class B Outstanding Monthly Interest:                                                                       0.00
            c.   Class B Additional Interest:                                                                                0.00
            d.   Excess Spread:                                                                                              0.00

      3.    Collateral Available Funds:                                                                                      0.00

            a.   Excess Spread:                                                                                              0.00

      4.    Total Excess Spread:                                                                                             0.00

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                                 0.00

      2.    Series 2000-5 Allocable Principal
            Collections:                                                                                                     0.00

      3.    Principal Allocation Percentage of
            Series 2000-5 Allocable Principal
            Collections:                                                                                                     0.00

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                            0.00

      5.    Item 3 minus item 4:                                                                                             0.00

      6.    Shared Principal Collections from other
            Series allocated to Series 2000-5:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                                     0.00

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                                          0.00

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                                        N/A

      2.    Required Collateral Invested Amount                                                                               N/A

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                       0.00

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                        0.00

      3.    Principal Distribution:                                                                                          0.00

      4.    Treated as Shared Principal Collections:                                                                        $0.00

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-5

      1.    Excess Spread:                                                                                                   0.00
      2.    Excess Finance Charge Collections:                                                                               0.00
      3.    Applied to fund Class A Required Amount:                                                                         0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                              0.00
      5.    Applied to fund Class B overdue Interest:                                                                        0.00
      6.    Applied to fund Class B Required Amount:                                                                         0.00
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                      0.00
      8.    Applied to Collateral Monthly Interest:                                                                          0.00
      9.    Applied to unpaid Monthly Servicing Fee:                                                                         0.00
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                                 0.00
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                      0.00
      12.   Deposited to Reserve Account:                                                                                    0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                      0.00
      l4.   Balance:                                                                                                         0.00

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                      0.00
            b.   Prior Monthly Period                                                                                        0.00
            c.   Second Prior Monthly Period                                                                                 0.00

      2.    Three Month Average Base Rate                                                                                    0.00

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                      0.00
            b.   Prior Monthly Period                                                                                        0.00
            c.   Second Prior Monthly Period                                                                                 0.00

      4.    Three Month Average Series Adjusted Portfolio Yield                                                              0.00


IV. Series 2001-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                Series         Total Investor       Transferors
A. Investor/Transferor Allocations                           Allocations          Interest            Interest
----------------------------------                           -----------       --------------       -----------

Beginning Invested /Transferor Amount                     981,666,680.03     750,000,000.00      231,666,680.03
Beginning Adjusted Invested Amount                                   N/A     750,000,000.00                 N/A
Floating Allocation Percentage                                       N/A           76.4007%            23.5993%
Principal Allocation Percentage                                      N/A           76.4007%            23.5993%
Collections of Finance Chg. Receivables                    17,520,459.40      13,385,749.78        4,134,709.62
Collections of Principal Receivables                      252,978,002.16     193,276,909.03       59,701,093.12
Defaulted Amount                                            3,413,351.42       2,607,823.63          805,527.79

Ending Invested / Transferor Amounts                      980,142,573.21     750,000,000.00      230,142,573.21


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                          Class A           Class B             Interest             Total
--------------------------------------                          -------           -------             --------             -----

Principal Funding Account                                           0.00               0.00                0.00               0.00
Investment Proceeds for Monthly Period                              0.00               0.00                0.00               0.00
Reserve Draw Amount                                                 0.00               0.00                0.00               0.00
Available Reserve Account Amount                                    0.00               0.00                0.00               0.00
Reserve Account Surplus                                             0.00               0.00                0.00               0.00

Coupon  September 15, 2005 to October 16, 2005                   3.9081%            4.1881%             4.2681%
Monthly Interest Due                                        2,149,471.50         223,366.93          270,314.90       2,643,153.33
Outstanding Monthly Interest Due                                    0.00               0.00                0.00               0.00
Additional Interest Due                                             0.00               0.00                0.00               0.00
Total Interest Due                                          2,149,471.50         223,366.93          270,314.90       2,643,153.33
Investor Default Amount                                     2,151,454.50         208,625.89          247,743.25       2,607,823.63
Investor Monthly Fees Due                                   1,031,250.00         100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                   5,332,176.00         531,992.82          636,808.15       6,500,976.97

Reallocated Investor Finance Charge Collections                                                                      13,416,872.87
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.9691%
Base Rate                                                                                                                  5.9208%
Excess Spread Percentage                                                                                                  11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                    Class A           Class B             Interest             Total
--------------------------------------------                    -------           -------             --------             -----

Beginning Certificates Balance                            618,750,000.00      60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                      2,149,471.50         223,366.93          270,314.90       2,643,153.33
Principal Deposits - Prin. Funding Account                          0.00               0.00                0.00               0.00
Principal Distributions                                             0.00               0.00                0.00               0.00
Total Distributions                                         2,149,471.50         223,366.93          270,314.90       2,643,153.33
Ending Certificates Balance                               618,750,000.00      60,000,000.00       71,250,000.00     750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.47

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.47

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.72

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.72

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                  $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $270,314.90

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $270,314.90

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $11,068,920.12

            a.   Class A Monthly Interest:                                                                          $2,149,471.50
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,151,454.50
            e.   Excess Spread:                                                                                     $6,767,994.12

      2.    Class B Available Funds:                                                                                $1,073,349.83

            a.   Class B Monthly Interest:                                                                            $223,366.93
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $849,982.90

      3.    Collateral Available Funds:                                                                             $1,274,602.92

            a.   Excess Spread:                                                                                     $1,274,602.92

      4.    Total Excess Spread:                                                                                    $8,892,579.94

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2001-1 Allocable Principal
            Collections:                                                                                          $252,978,002.16

      3.    Principal Allocation Percentage of
            Series 2001-1 Allocable Principal
            Collections:                                                                                          $193,276,909.03

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $193,276,909.03

      6.    Shared Principal Collections from other
            Series allocated to Series 2001-1:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,607,823.63

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $195,884,732.67

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $71,250,000.00

      2.    Required Collateral Invested Amount                                                                    $71,250,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $195,884,732.67

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-1

      1.    Excess Spread:                                                                                          $8,892,579.94
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $208,625.89
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $270,314.90
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,250,000.00
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $247,743.25
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $6,915,895.90

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.9208%
            b.   Prior Monthly Period                                                                                     5.7825%
            c.   Second Prior Monthly Period                                                                              5.5969%

      2.    Three Month Average Base Rate                                                                                 5.7668%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9690%
            b.   Prior Monthly Period                                                                                    17.6029%
            c.   Second Prior Monthly Period                                                                             16.3855%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9858%

V. Series 2001-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                               Series          Total Investor       Transferors
A. Investor/Transferor Allocations                          Allocations           Interest            Interest
----------------------------------                          -----------        --------------       ------------

Beginning Invested /Transferor Amount                     327,222,226.68      250,000,000.00       77,222,226.68
Beginning Adjusted Invested Amount                                   N/A      250,000,000.00                 N/A
Floating Allocation Percentage                                       N/A            76.4007%            23.5993%
Principal Allocation Percentage                                      N/A            76.4007%            23.5993%
Collections of Finance Chg. Receivables                     5,840,153.13        4,461,916.59        1,378,236.54
Collections of Principal Receivables                       84,326,000.72       64,425,636.34       19,900,364.37
Defaulted Amount                                            1,137,783.81          869,274.54          268,509.26

Ending Invested / Transferor Amounts                      326,714,191.07      250,000,000.00       76,714,191.07


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest          Total
--------------------------------------                         -------            -------             --------          -----

Principal Funding Account                                           0.00                0.00                0.00            0.00
Investment Proceeds for Monthly Period                              0.00                0.00                0.00            0.00
Reserve Draw Amount                                                 0.00                0.00                0.00            0.00
Available Reserve Account Amount                                    0.00                0.00                0.00            0.00
Reserve Account Surplus                                             0.00                0.00                0.00            0.00

Coupon  September 15, 2005 to October 16, 2005                   5.5300%             5.8300%             4.6181%
Monthly Interest Due                                          996,552.08           72,875.00           76,968.83    1,146,395.92
Outstanding Monthly Interest Due                                    0.00                0.00                0.00            0.00
Additional Interest Due                                             0.00                0.00                0.00            0.00
Total Interest Due                                            996,552.08           72,875.00           76,968.83    1,146,395.92
Investor Default Amount                                       751,922.48           52,156.47           65,195.59      869,274.54
Investor Monthly Fees Due                                     360,416.67           25,000.00           31,250.00      416,666.67
Investor Additional Amounts Due
Total Due                                                   2,108,891.23          150,031.47          173,414.42    2,432,337.13

Reallocated Investor Finance Charge Collections                                                                     4,883,177.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         18.9042%
Base Rate                                                                                                                7.1315%
Excess Spread Percentage                                                                                                11.7640%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A            Class B             Interest          Total
--------------------------------------------                   -------            -------             --------          -----

Beginning Certificates Balance                              216,250,000.00       15,000,000.00       18,750,000.00  250,000,000.00
Interest Distributions                                          996,552.08           72,875.00           76,968.83    1,146,395.92
Principal Deposits - Prin. Funding Account                            0.00                0.00                0.00            0.00
Principal Distributions                                               0.00                0.00                0.00            0.00
Total Distributions                                             996,552.08           72,875.00           76,968.83    1,146,395.92
Ending Certificates Balance                                 216,250,000.00       15,000,000.00       18,750,000.00  250,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                               $4.61

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $4.61

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $4.86

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $4.86

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                  $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                           $76,968.83

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                          $76,968.83

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00



J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $4,223,948.52

            a.   Class A Monthly Interest:                                                                            $996,552.08
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                          $751,922.48
            e.   Excess Spread:                                                                                     $2,475,473.96

      2.    Class B Available Funds:                                                                                  $292,990.65

            a.   Class B Monthly Interest:                                                                             $72,875.00
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $220,115.65

      3.    Collateral Available Funds:                                                                               $366,238.31

            a.   Excess Spread:                                                                                      $366,238.31

      4.    Total Excess Spread:                                                                                   $3,061,827.92

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2001-2 Allocable Principal
            Collections:                                                                                           $84,326,000.72

      3.    Principal Allocation Percentage of
            Series 2001-2 Allocable Principal
            Collections:                                                                                           $64,425,636.34

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                   $64,425,636.34

      6.    Shared Principal Collections from other
            Series allocated to Series 2001-2:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                              $869,274.54

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                                $65,294,910.89

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $18,750,000.00

      2.    Required Collateral Invested Amount                                                                    $18,750,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                               $65,294,910.89


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-2

      1.    Excess Spread:                                                                                          $3,061,827.92
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                   $52,156.47
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                    $76,968.83
      9.    Applied to unpaid Monthly Servicing Fee:                                                                  $416,666.67
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                           $65,195.59
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $2,450,840.36

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   7.1315%
            b.   Prior Monthly Period                                                                                     7.3352%
            c.   Second Prior Monthly Period                                                                              7.3213%

      2.    Three Month Average Base Rate                                                                                 7.2627%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  18.9042%
            b.   Prior Monthly Period                                                                                    19.5757%
            c.   Second Prior Monthly Period                                                                             18.2973%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          18.9257%


VI. Series 2001-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor     Transferors
A. Investor/Transferor Allocations                        Allocations         Interest          Interest
----------------------------------                        -----------      --------------     -----------

Beginning Invested /Transferor Amount                    981,666,680.03     750,000,000.00    231,666,680.03
Beginning Adjusted Invested Amount                                  N/A     750,000,000.00               N/A
Floating Allocation Percentage                                      N/A           76.4007%          23.5993%
Principal Allocation Percentage                                     N/A           76.4007%          23.5993%
Collections of Finance Chg. Receivables                   17,520,459.40      13,385,749.78      4,134,709.62
Collections of Principal Receivables                     252,978,002.16     193,276,909.03     59,701,093.12
Defaulted Amount                                           3,413,351.42       2,607,823.63        805,527.79

Ending Invested / Transferor Amounts                     980,142,573.21     750,000,000.00    230,142,573.21


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                          Class A           Class B           Interest            Total
--------------------------------------                          -------           -------           --------            -----

Principal Funding Account                                          0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                             0.00               0.00              0.00              0.00
Reserve Draw Amount                                                0.00               0.00              0.00              0.00
Available Reserve Account Amount                                   0.00               0.00              0.00              0.00
Reserve Account Surplus                                            0.00               0.00              0.00              0.00

Coupon  September 15, 2005 to October 16, 2005                  3.8981%            4.1481%           4.2681%
Monthly Interest Due                                       2,143,971.50         221,233.60        270,314.90      2,635,520.00
Outstanding Monthly Interest Due                                   0.00               0.00              0.00              0.00
Additional Interest Due                                            0.00               0.00              0.00              0.00
Total Interest Due                                         2,143,971.50         221,233.60        270,314.90      2,635,520.00
Investor Default Amount                                    2,151,454.50         208,625.89        247,743.25      2,607,823.63
Investor Monthly Fees Due                                  1,031,250.00         100,000.00        118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                                  5,326,676.00         529,859.49        636,808.15      6,493,343.63

Reallocated Investor Finance Charge Collections                                                                  13,409,239.54
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       16.9571%
Base Rate                                                                                                              5.9092%
Excess Spread Percentage                                                                                              11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                    Class A           Class B           Interest            Total
--------------------------------------------                    -------           -------           --------            -----

Beginning Certificates Balance                           618,750,000.00      60,000,000.00     71,250,000.00    750,000,000.00
Interest Distributions                                     2,143,971.50         221,233.60        270,314.90      2,635,520.00
Principal Deposits - Prin. Funding Account                         0.00               0.00              0.00              0.00
Principal Distributions                                            0.00               0.00              0.00              0.00
Total Distributions                                        2,143,971.50         221,233.60        270,314.90      2,635,520.00
Ending Certificates Balance                              618,750,000.00      60,000,000.00     71,250,000.00    750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                               $3.47

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.47

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.69

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.69

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                  $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $270,314.90

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $270,314.90

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $11,062,622.62

            a.   Class A Monthly Interest:                                                                          $2,143,971.50
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,151,454.50
            e.   Excess Spread:                                                                                     $6,767,196.62

      2.    Class B Available Funds:                                                                                $1,072,739.16

            a.   Class B Monthly Interest:                                                                            $221,233.60
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $851,505.56

      3.    Collateral Available Funds:                                                                             $1,273,877.76

            a.   Excess Spread:                                                                                     $1,273,877.76

      4.    Total Excess Spread:                                                                                    $8,892,579.94

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2001-3 Allocable Principal
            Collections:                                                                                          $252,978,002.16

      3.    Principal Allocation Percentage of
            Series 2001-3 Allocable Principal
            Collections:                                                                                          $193,276,909.03

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $193,276,909.03

      6.    Shared Principal Collections from other
            Series allocated to Series 2001-3                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,607,823.63

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $195,884,732.67

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $71,250,000.00

      2.    Required Collateral Invested Amount                                                                    $71,250,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $195,884,732.67

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-3

      1.    Excess Spread:                                                                                          $8,892,579.94
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $208,625.89
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $270,314.90
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,250,000.00
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $247,743.25
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $6,915,895.90

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.9092%
            b.   Prior Monthly Period                                                                                     5.7709%
            c.   Second Prior Monthly Period                                                                              5.5853%

      2.    Three Month Average Base Rate                                                                                 5.7551%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9571%
            b.   Prior Monthly Period                                                                                    17.5909%
            c.   Second Prior Monthly Period                                                                             16.3739%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9740%


VII. Series 2001-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor    Transferors
A. Investor/Transferor Allocations                            Allocations          Interest         Interest
----------------------------------                            -----------       --------------    ------------

Beginning Invested /Transferor Amount                        948,944,457.36     725,000,000.00   223,944,457.36
Beginning Adjusted Invested Amount                                      N/A     725,000,000.00              N/A
Floating Allocation Percentage                                          N/A           76.4007%         23.5993%
Principal Allocation Percentage                                         N/A           76.4007%         23.5993%
Collections of Finance Chg. Receivables                       16,936,444.09      12,939,558.12     3,996,885.96
Collections of Principal Receivables                         244,545,402.09     186,834,345.40    57,711,056.69
Defaulted Amount                                               3,299,573.04       2,520,896.18       778,676.86

Ending Invested / Transferor Amounts                         947,471,154.11     725,000,000.00   222,471,154.11


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                           Class A           Class B          Interest          Total
--------------------------------------                           -------           -------          --------          -----

Principal Funding Account                                              0.00               0.00             0.00            0.00
Investment Proceeds for Monthly Period                                 0.00               0.00             0.00            0.00
Reserve Draw Amount                                                    0.00               0.00             0.00            0.00
Available Reserve Account Amount                                       0.00               0.00             0.00            0.00
Reserve Account Surplus                                                0.00               0.00             0.00            0.00

Coupon  September 15, 2005 to October 16, 2005                      3.8981%            4.1481%          4.2681%
Monthly Interest Due                                           2,072,505.78         213,859.15       261,304.40    2,547,669.33
Outstanding Monthly Interest Due                                       0.00               0.00             0.00            0.00
Additional Interest Due                                                0.00               0.00             0.00            0.00
Total Interest Due                                             2,072,505.78         213,859.15       261,304.40    2,547,669.33
Investor Default Amount                                        2,079,739.35         201,671.69       239,485.14    2,520,896.18
Investor Monthly Fees Due                                        996,875.00          96,666.67       114,791.67    1,208,333.33
Investor Additional Amounts Due
Total Due                                                      5,149,120.13         512,197.51       615,581.21    6,276,898.85

Reallocated Investor Finance Charge Collections                                                                   12,962,264.89
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.9571%
Base Rate                                                                                                               5.9092%
Excess Spread Percentage                                                                                               11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                     Class A           Class B          Interest          Total
--------------------------------------------                     -------           -------          --------          -----

Beginning Certificates Balance                                 598,125,000.00      58,000,000.00    68,875,000.00  725,000,000.00
Interest Distributions                                           2,072,505.78         213,859.15       261,304.40    2,547,669.33
Principal Deposits - Prin. Funding Account                               0.00               0.00             0.00            0.00
Principal Distributions                                                  0.00               0.00             0.00            0.00
Total Distributions                                              2,072,505.78         213,859.15       261,304.40    2,547,669.33
Ending Certificates Balance                                    598,125,000.00      58,000,000.00    68,875,000.00  725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                               $3.47

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.47

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.69

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.69

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $261,304.40

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $261,304.40

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $10,693,868.53

            a.   Class A Monthly Interest:                                                                          $2,072,505.78
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,079,739.35
            e.   Excess Spread:                                                                                     $6,541,623.40

      2.    Class B Available Funds:                                                                                $1,036,981.19

            a.   Class B Monthly Interest:                                                                            $213,859.15
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $823,122.04

      3.    Collateral Available Funds:                                                                             $1,231,415.16

            a.   Excess Spread:                                                                                    $1,231,415.16

      4.    Total Excess Spread:                                                                                   $8,596,160.61

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2001-4 Allocable Principal
            Collections:                                                                                          $244,545,402.09

      3.    Principal Allocation Percentage of
            Series 2001-4 Allocable Principal
            Collections:                                                                                          $186,834,345.40

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $186,834,345.40

      6.    Shared Principal Collections from other
            Series allocated to Series 2001-4                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,520,896.18

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $189,355,241.58

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $68,875,000.00

      2.    Required Collateral Invested Amount                                                                    $68,875,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $189,355,241.58

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-4

      1.    Excess Spread:                                                                                          $8,596,160.61
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $201,671.69
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $261,304.40
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,208,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $239,485.14
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $6,685,366.04

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.9092%
            b.   Prior Monthly Period                                                                                     5.7709%
            c.   Second Prior Monthly Period                                                                              5.5853%

      2.    Three Month Average Base Rate                                                                                 5.7551%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9571%
            b.   Prior Monthly Period                                                                                    17.5909%
            c.   Second Prior Monthly Period                                                                             16.3739%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9740%


VIII. Series 2001-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor      Transferors
A. Investor/Transferor Allocations                          Allocations         Interest           Interest
----------------------------------                          -----------      --------------      -----------

Beginning Invested /Transferor Amount                     654,444,453.35     500,000,000.00     154,444,453.35
Beginning Adjusted Invested Amount                                   N/A     500,000,000.00                N/A
Floating Allocation Percentage                                       N/A           76.4007%           23.5993%
Principal Allocation Percentage                                      N/A           76.4007%           23.5993%
Collections of Finance Chg. Receivables                    11,680,306.27       8,923,833.19       2,756,473.08
Collections of Principal Receivables                      168,652,001.44     128,851,272.69      39,800,728.75
Defaulted Amount                                            2,275,567.62       1,738,549.09         537,018.53

Ending Invested / Transferor Amounts                      653,428,382.14     500,000,000.00     153,428,382.14


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A           Class B            Interest            Total
--------------------------------------                        -------           -------            --------            -----

Principal Funding Account                                           0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                              0.00               0.00               0.00              0.00
Reserve Draw Amount                                                 0.00               0.00               0.00              0.00
Available Reserve Account Amount                                    0.00               0.00               0.00              0.00
Reserve Account Surplus                                             0.00               0.00               0.00              0.00

Coupon  September 15, 2005 to October 16, 2005                   3.9481%            4.2181%            4.2681%
Monthly Interest Due                                        1,447,647.67         149,977.96         180,209.93      1,777,835.56
Outstanding Monthly Interest Due                                    0.00               0.00               0.00              0.00
Additional Interest Due                                             0.00               0.00               0.00              0.00
Total Interest Due                                          1,447,647.67         149,977.96         180,209.93      1,777,835.56
Investor Default Amount                                     1,434,303.00         139,083.93         165,162.16      1,738,549.09
Investor Monthly Fees Due                                     687,500.00          66,666.67          79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                                   3,569,450.67         355,728.55         424,538.76      4,349,717.98

Reallocated Investor Finance Charge Collections                                                                     8,960,315.25
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         17.0061%
Base Rate                                                                                                                5.9567%
Excess Spread Percentage                                                                                                11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A           Class B            Interest            Total
--------------------------------------------                  -------           -------            --------            -----

Beginning Certificates Balance                            412,500,000.00      40,000,000.00      47,500,000.00    500,000,000.00
Interest Distributions                                      1,447,647.67         149,977.96         180,209.93      1,777,835.56
Principal Deposits - Prin. Funding Account                          0.00               0.00               0.00              0.00
Principal Distributions                                             0.00               0.00               0.00              0.00
Total Distributions                                         1,447,647.67         149,977.96         180,209.93      1,777,835.56
Ending Certificates Balance                               412,500,000.00      40,000,000.00      47,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                               $3.51

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.51

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.75

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.75

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $180,209.93

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $180,209.93

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $7,392,260.08

            a.   Class A Monthly Interest:                                                                          $1,447,647.67
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $1,434,303.00
            e.   Excess Spread:                                                                                     $4,510,309.41

      2.    Class B Available Funds:                                                                                  $716,825.22

            a.   Class B Monthly Interest:                                                                            $149,977.96
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $566,847.26

      3.    Collateral Available Funds:                                                                               $851,229.95

            a.   Excess Spread:                                                                                       $851,229.95

      4.    Total Excess Spread:                                                                                    $5,928,386.63

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2001-5 Allocable Principal
            Collections:                                                                                          $168,652,001.44

      3.    Principal Allocation Percentage of
            Series 2001-5 Allocable Principal
            Collections:                                                                                          $128,851,272.69

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $128,851,272.69

      6.    Shared Principal Collections from other
            Series allocated to Series 2001-5                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $1,738,549.09

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $130,589,821.78

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $47,500,000.00

      2.    Required Collateral Invested Amount                                                                    $47,500,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $130,589,821.78

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-5

      1.    Excess Spread:                                                                                          $5,928,386.63
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $139,083.93
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $180,209.93
      9.    Applied to unpaid Monthly Servicing Fee:                                                                  $833,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $165,162.16
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $4,610,597.27

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.9567%
            b.   Prior Monthly Period                                                                                     5.8184%
            c.   Second Prior Monthly Period                                                                              5.6328%

      2.    Three Month Average Base Rate                                                                                 5.8026%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  17.0061%
            b.   Prior Monthly Period                                                                                    17.6400%
            c.   Second Prior Monthly Period                                                                             16.4214%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          17.0225%

IX. Series 2001-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                   Allocations                  Interest                  Interest
----------------------------------                   -----------                  --------                  --------
Beginning Invested /Transferor Amount             916,222,234.70             700,000,000.00             216,222,234.70
Beginning Adjusted Invested Amount                           N/A             700,000,000.00                        N/A
Floating Allocation Percentage                               N/A                   76.4007%                   23.5993%
Principal Allocation Percentage                              N/A                   76.4007%                   23.5993%
Collections of Finance Chg. Receivables            16,352,428.77              12,493,366.46               3,859,062.31
Collections of Principal Receivables              236,112,802.01             180,391,781.76              55,721,020.25
Defaulted Amount                                    3,185,794.66               2,433,968.72                 751,825.94

Ending Invested / Transferor Amounts              914,799,735.00             700,000,000.00             214,799,735.00

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest                 Total
--------------------------------------                         -------            -------             --------                 -----
Principal Funding Account                                         0.00               0.00                0.00                   0.00
Investment Proceeds for Monthly Period                            0.00               0.00                0.00                   0.00
Reserve Draw Amount                                               0.00               0.00                0.00                   0.00
Available Reserve Account Amount                                  0.00               0.00                0.00                   0.00
Reserve Account Surplus                                           0.00               0.00                0.00                   0.00

Coupon  September 15, 2005 to October 16, 2005                 3.8881%            4.1181%             4.2681%
Monthly Interest Due                                      1,995,906.73         204,991.36          252,293.91           2,453,192.00
Outstanding Monthly Interest Due                                  0.00               0.00                0.00                   0.00
Additional Interest Due                                           0.00               0.00                0.00                   0.00
Total Interest Due                                        1,995,906.73         204,991.36          252,293.91           2,453,192.00
Investor Default Amount                                   2,008,024.20         194,717.50          231,227.03           2,433,968.72
Investor Monthly Fees Due                                   962,500.00          93,333.33          110,833.33           1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,966,430.93         493,042.19          594,354.27           6,053,827.39

Reallocated Investor Finance Charge Collections                                                                        12,508,663.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.9459%
Base Rate                                                                                                                    5.8984%
Excess Spread Percentage                                                                                                    11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A           Class B             Interest                  Total
--------------------------------------------                   -------           -------             --------                  -----

Beginning Certificates Balance                          577,500,000.00      56,000,000.00       66,500,000.00         700,000,000.00
Interest Distributions                                    1,995,906.73         204,991.36          252,293.91           2,453,192.00
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                   0.00
Principal Distributions                                           0.00               0.00                0.00                   0.00
Total Distributions                                       1,995,906.73         204,991.36          252,293.91           2,453,192.00
Ending Certificates Balance                             577,500,000.00      56,000,000.00       66,500,000.00         700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.46

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.46

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.66

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.66

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00



G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $252,293.91

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $252,293.91

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $10,319,647.44

            a.   Class A Monthly Interest:                                                                          $1,995,906.73
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,008,024.20
            e.   Excess Spread:                                                                                     $6,315,716.51

      2.    Class B Available Funds:                                                                                $1,000,693.09

            a.   Class B Monthly Interest:                                                                            $204,991.36
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $795,701.73

      3.    Collateral Available Funds:                                                                             $1,188,323.04

            a.   Excess Spread:                                                                                     $1,188,323.04

      4.    Total Excess Spread:                                                                                    $8,299,741.28

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2001-6 Allocable Principal
            Collections:                                                                                          $236,112,802.01

      3.    Principal Allocation Percentage of
            Series 2001-6 Allocable Principal
            Collections:                                                                                          $180,391,781.76

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $180,391,781.76

      6.    Shared Principal Collections from other
            Series allocated to Series 2001-6                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,433,968.72

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $182,825,750.49

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $66,500,000.00

      2.    Required Collateral Invested Amount                                                                    $66,500,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $182,825,750.49


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-6

      1.    Excess Spread:                                                                                          $8,299,741.28
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $194,717.50
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $252,293.91
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,166,666.67
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $231,227.03
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $6,454,836.18

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8984%
            b.   Prior Monthly Period                                                                                     5.7601%
            c.   Second Prior Monthly Period                                                                              5.5745%

      2.    Three Month Average Base Rate                                                                                 5.7443%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9459%
            b.   Prior Monthly Period                                                                                    17.5797%
            c.   Second Prior Monthly Period                                                                             16.3631%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9629%


X. Series 2001-7 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                   Allocations                  Interest                  Interest
----------------------------------                   -----------                  --------                  --------
Beginning Invested /Transferor Amount             850,777,789.36             650,000,000.00             200,777,789.36
Beginning Adjusted Invested Amount                           N/A             650,000,000.00                        N/A
Floating Allocation Percentage                               N/A                   76.4007%                   23.5993%
Principal Allocation Percentage                              N/A                   76.4007%                   23.5993%
Collections of Finance Chg. Receivables            15,184,398.15              11,600,983.15               3,583,415.00
Collections of Principal Receivables              219,247,601.87             167,506,654.50              51,740,947.37
Defaulted Amount                                    2,958,237.90               2,260,113.82                 698,124.09

Ending Invested / Transferor Amounts              849,456,896.79             650,000,000.00             199,456,896.79

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest                 Total
--------------------------------------                         -------            -------             --------                 -----
Principal Funding Account                                          0.00              0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                             0.00              0.00                 0.00                  0.00
Reserve Draw Amount                                                0.00              0.00                 0.00                  0.00
Available Reserve Account Amount                                   0.00              0.00                 0.00                  0.00
Reserve Account Surplus                                            0.00              0.00                 0.00                  0.00

Coupon  September 15, 2005 to October 16, 2005                  3.8881%           4.1281%              4.2681%
Monthly Interest Due                                       1,853,341.97        190,811.34           234,272.91          2,278,426.22
Outstanding Monthly Interest Due                                   0.00              0.00                 0.00                  0.00
Additional Interest Due                                            0.00              0.00                 0.00                  0.00
Total Interest Due                                         1,853,341.97        190,811.34           234,272.91          2,278,426.22
Investor Default Amount                                    1,864,593.90        180,809.11           214,710.81          2,260,113.82
Investor Monthly Fees Due                                    893,750.00         86,666.67           102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                                  4,611,685.86        458,287.11           551,900.39          5,621,873.37

Reallocated Investor Finance Charge Collections                                                                        11,615,649.82
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.9468%
Base Rate                                                                                                                    5.8992%
Excess Spread Percentage                                                                                                    11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A           Class B             Interest                  Total
--------------------------------------------                   -------           -------             --------                  -----
Beginning Certificates Balance                          536,250,000.00     52,000,000.00        61,750,000.00         650,000,000.00
Interest Distributions                                    1,853,341.97        190,811.34           234,272.91           2,278,426.22
Principal Deposits - Prin. Funding Account                        0.00              0.00                 0.00                   0.00
Principal Distributions                                           0.00              0.00                 0.00                   0.00
Total Distributions                                       1,853,341.97        190,811.34           234,272.91           2,278,426.22
Ending Certificates Balance                             536,250,000.00     52,000,000.00        61,750,000.00         650,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.46

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.46

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.67

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.67

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00



G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $234,272.91

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $234,272.91

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $9,582,911.10

            a.   Class A Monthly Interest:                                                                          $1,853,341.97
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $1,864,593.90
            e.   Excess Spread:                                                                                     $5,864,975.24

      2.    Class B Available Funds:                                                                                  $929,251.99

            a.   Class B Monthly Interest:                                                                            $190,811.34
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $738,440.64

      3.    Collateral Available Funds:                                                                             $1,103,486.73

            a.   Excess Spread:                                                                                     $1,103,486.73

      4.    Total Excess Spread:                                                                                    $7,706,902.61

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2001-7 Allocable Principal
            Collections:                                                                                          $219,247,601.87

      3.    Principal Allocation Percentage of
            Series 2001-7 Allocable Principal
            Collections:                                                                                          $167,506,654.50

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $167,506,654.50

      6.    Shared Principal Collections from other
            Series allocated to Series 2001-7                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,260,113.82

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $169,766,768.31

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $61,750,000.00

      2.    Required Collateral Invested Amount                                                                    $61,750,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $169,766,768.31


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-7

      1.    Excess Spread:                                                                                          $7,706,902.61
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $180,809.11
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $234,272.91
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,083,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $214,710.81
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $5,993,776.45

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8992%
            b.   Prior Monthly Period                                                                                     5.7610%
            c.   Second Prior Monthly Period                                                                              5.5753%

      2.    Three Month Average Base Rate                                                                                 5.7452%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9468%
            b.   Prior Monthly Period                                                                                    17.5806%
            c.   Second Prior Monthly Period                                                                             16.3639%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9637%


XI. Series 2002-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                   Allocations                  Interest                  Interest
----------------------------------                   -----------                  --------                  --------
Beginning Invested /Transferor Amount               1,204,177,794.17             920,000,000.00             284,177,794.17
Beginning Adjusted Invested Amount                               N/A             920,000,000.00                        N/A
Floating Allocation Percentage                                   N/A                   76.4007%                   23.5993%
Principal Allocation Percentage                                  N/A                   76.4007%                   23.5993%
Collections of Finance Chg. Receivables                21,491,763.53              16,419,853.07               5,071,910.46
Collections of Principal Receivables                  310,319,682.65             237,086,341.75              73,233,340.90
Defaulted Amount                                        4,187,044.41               3,198,930.32                 988,114.09

Ending Invested / Transferor Amounts                1,202,308,223.14             920,000,000.00             282,308,223.14

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest                 Total
--------------------------------------                         -------            -------             --------                 -----
Principal Funding Account                                         0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                               0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                                  0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                           0.00               0.00                 0.00                  0.00

Coupon  September 15, 2005 to October 16, 2005                 3.8781%            4.1681%              4.2681%
Monthly Interest Due                                      2,616,445.04         272,688.33           331,586.28          3,220,719.64
Outstanding Monthly Interest Due                                  0.00               0.00                 0.00                  0.00
Additional Interest Due                                           0.00               0.00                 0.00                  0.00
Total Interest Due                                        2,616,445.04         272,688.33           331,586.28          3,220,719.64
Investor Default Amount                                   2,639,117.52         255,914.43           303,898.38          3,198,930.32
Investor Monthly Fees Due                                 1,265,000.00         122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                 6,520,562.56         651,269.42           781,151.32          7,952,983.30

Reallocated Investor Finance Charge Collections                                                                        16,436,482.28
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.9415%
Base Rate                                                                                                                    5.8941%
Excess Spread Percentage                                                                                                    11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A           Class B             Interest                  Total
--------------------------------------------                   -------           -------             --------                  -----
Beginning Certificates Balance                          759,000,000.00     73,600,000.00        87,400,000.00         920,000,000.00
Interest Distributions                                    2,616,445.04        272,688.33           331,586.28           3,220,719.64
Principal Deposits - Prin. Funding Account                        0.00              0.00                 0.00                   0.00
Principal Distributions                                           0.00              0.00                 0.00                   0.00
Total Distributions                                       2,616,445.04        272,688.33           331,586.28           3,220,719.64
Ending Certificates Balance                             759,000,000.00     73,600,000.00        87,400,000.00         920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.45

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.45

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.71

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.71

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $331,586.28

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $331,586.28

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $13,560,097.88

            a.   Class A Monthly Interest:                                                                          $2,616,445.04
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,639,117.52
            e.   Excess Spread:                                                                                     $8,304,535.32

      2.    Class B Available Funds:                                                                                $1,314,918.58

            a.   Class B Monthly Interest:                                                                            $272,688.33
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                     $1,042,230.25

      3.    Collateral Available Funds:                                                                             $1,561,465.82

            a.   Excess Spread:                                                                                     $1,561,465.82

      4.    Total Excess Spread:                                                                                   $10,908,231.39

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2002-1 Allocable Principal
            Collections:                                                                                          $310,319,682.65

      3.    Principal Allocation Percentage of
            Series 2002-1 Allocable Principal
            Collections:                                                                                          $237,086,341.75

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $237,086,341.75

      6.    Shared Principal Collections from other
            Series allocated to Series 2002-1                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $3,198,930.32

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $240,285,272.07

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $87,400,000.00

      2.    Required Collateral Invested Amount                                                                    $87,400,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $240,285,272.07

M.    Application of Principal Collections During Accumulation or Amortization
Period.


      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-1

      1.    Excess Spread:                                                                                         $10,908,231.39
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $255,914.43
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $331,586.28
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,533,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $303,898.38
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $8,483,498.97

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8941%
            b.   Prior Monthly Period                                                                                     5.7558%
            c.   Second Prior Monthly Period                                                                              5.5702%

      2.    Three Month Average Base Rate                                                                                 5.7400%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9415%
            b.   Prior Monthly Period                                                                                    17.5753%
            c.   Second Prior Monthly Period                                                                             16.3588%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9585%


XII. Series 2002-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                   Allocations                  Interest                  Interest
----------------------------------                   -----------                  --------                  --------
Beginning Invested /Transferor Amount           1,230,355,572.31             940,000,000.00             290,355,572.31
Beginning Adjusted Invested Amount                           N/A             940,000,000.00                        N/A
Floating Allocation Percentage                               N/A                   76.4007%                   23.5993%
Principal Allocation Percentage                              N/A                   76.4007%                   23.5993%
Collections of Finance Chg. Receivables            21,958,975.78              16,776,806.39               5,182,169.39
Collections of Principal Receivables              317,065,762.70             242,240,392.66              74,825,370.05
Defaulted Amount                                    4,278,067.12               3,268,472.29               1,009,594.83

Ending Invested / Transferor Amounts            1,228,445,358.43             940,000,000.00             288,445,358.43

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest                 Total
--------------------------------------                         -------            -------             --------                 -----
Principal Funding Account                                         0.00               0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                            0.00               0.00                 0.00                 0.00
Reserve Draw Amount                                               0.00               0.00                 0.00                 0.00
Available Reserve Account Amount                                  0.00               0.00                 0.00                 0.00
Reserve Account Surplus                                           0.00               0.00                 0.00                 0.00

Coupon  September 15, 2005 to October 16, 2005                 3.8781%            4.1581%              4.2681%
Monthly Interest Due                                      2,673,324.28         277,947.89           338,794.67         3,290,066.84
Outstanding Monthly Interest Due                                  0.00               0.00                 0.00                 0.00
Additional Interest Due                                           0.00               0.00                 0.00                 0.00
Total Interest Due                                        2,673,324.28         277,947.89           338,794.67         3,290,066.84
Investor Default Amount                                   2,696,489.64         261,477.78           310,504.87         3,268,472.29
Investor Monthly Fees Due                                 1,292,500.00         125,333.33           148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                                 6,662,313.92         664,759.01           798,132.88         8,125,205.80

Reallocated Investor Finance Charge Collections                                                                       16,793,128.66
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.9406%
Base Rate                                                                                                                   5.8933%
Excess Spread Percentage                                                                                                   11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A           Class B             Interest                  Total
--------------------------------------------                   -------           -------             --------                  -----
Beginning Certificates Balance                          775,500,000.00      75,200,000.00        89,300,000.00       940,000,000.00
Interest Distributions                                    2,673,324.28         277,947.89           338,794.67         3,290,066.84
Principal Deposits - Prin. Funding Account                        0.00               0.00                 0.00                 0.00
Principal Distributions                                           0.00               0.00                 0.00                 0.00
Total Distributions                                       2,673,324.28         277,947.89           338,794.67         3,290,066.84
Ending Certificates Balance                             775,500,000.00      75,200,000.00        89,300,000.00       940,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.45

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.45

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.70

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.70

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $338,794.67

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $338,794.67

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $13,854,331.15

            a.   Class A Monthly Interest:                                                                          $2,673,324.28
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
                 (Treated as Available Principal Collections):                                                      $2,696,489.64
            e.   Excess Spread:                                                                                     $8,484,517.23

      2.    Class B Available Funds:                                                                                $1,343,450.29

            a.   Class B Monthly Interest:                                                                            $277,947.89
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                     $1,065,502.40

      3.    Collateral Available Funds:                                                                             $1,595,347.22

            a.   Excess Spread:                                                                                     $1,595,347.22

      4.    Total Excess Spread:                                                                                   $11,145,366.86

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2002-2 Allocable Principal
            Collections:                                                                                          $317,065,762.70

      3.    Principal Allocation Percentage of
            Series 2002-2 Allocable Principal
            Collections:                                                                                          $242,240,392.66

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $242,240,392.66

      6.    Shared Principal Collections from other
            Series allocated to Series 2002-2                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $3,268,472.29

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $245,508,864.94

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $89,300,000.00

      2.    Required Collateral Invested Amount                                                                    $89,300,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $245,508,864.94


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-2

      1.    Excess Spread:                                                                                         $11,145,366.86
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $261,477.78
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $338,794.67
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,566,666.67
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $310,504.87
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $8,667,922.86

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8933%
            b.   Prior Monthly Period                                                                                     5.7550%
            c.   Second Prior Monthly Period                                                                              5.5694%

      2.    Three Month Average Base Rate                                                                                 5.7392%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9406%
            b.   Prior Monthly Period                                                                                    17.5744%
            c.   Second Prior Monthly Period                                                                             16.3580%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9577%


XIII. Series 2002-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                   Allocations                  Interest                  Interest
----------------------------------                   -----------                  --------                  --------
Beginning Invested /Transferor Amount             1,204,177,794.17             920,000,000.00             284,177,794.17
Beginning Adjusted Invested Amount                             N/A             920,000,000.00                        N/A
Floating Allocation Percentage                                 N/A                   76.4007%                   23.5993%
Principal Allocation Percentage                                N/A                   76.4007%                   23.5993%
Collections of Finance Chg. Receivables              21,491,763.53              16,419,853.07               5,071,910.46
Collections of Principal Receivables                310,319,682.65             237,086,341.75              73,233,340.90
Defaulted Amount                                      4,187,044.41               3,198,930.32                 988,114.09

Ending Invested / Transferor Amounts              1,202,308,223.14             920,000,000.00             282,308,223.14

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest                 Total
--------------------------------------                         -------            -------             --------                 -----
Principal Funding Account                                         0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                               0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                                  0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                           0.00               0.00                 0.00                  0.00

Coupon  September 15, 2005 to October 16, 2005                 3.8781%            4.1481%              4.2681%
Monthly Interest Due                                      2,616,445.04         271,379.88           331,586.28          3,219,411.20
Outstanding Monthly Interest Due                                  0.00               0.00                 0.00                  0.00
Additional Interest Due                                           0.00               0.00                 0.00                  0.00
Total Interest Due                                        2,616,445.04         271,379.88           331,586.28          3,219,411.20
Investor Default Amount                                   2,639,117.52         255,914.43           303,898.38          3,198,930.32
Investor Monthly Fees Due                                 1,265,000.00         122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                 6,520,562.56         649,960.98           781,151.32          7,951,674.86

Reallocated Investor Finance Charge Collections                                                                        16,435,173.83
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.9398%
Base Rate                                                                                                                    5.8925%
Excess Spread Percentage                                                                                                    11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A           Class B             Interest                  Total
--------------------------------------------                   -------           -------             --------                  -----
Beginning Certificates Balance                          759,000,000.00     73,600,000.00        87,400,000.00         920,000,000.00
Interest Distributions                                    2,616,445.04        271,379.88           331,586.28           3,219,411.20
Principal Deposits - Prin. Funding Account                        0.00              0.00                 0.00                   0.00
Principal Distributions                                           0.00              0.00                 0.00                   0.00
Total Distributions                                       2,616,445.04        271,379.88           331,586.28           3,219,411.20
Ending Certificates Balance                             759,000,000.00     73,600,000.00        87,400,000.00         920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.45

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.45

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.69

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.69

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $331,586.28

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $331,586.28

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $13,559,018.41

            a.   Class A Monthly Interest:                                                                          $2,616,445.04
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
                 (Treated as Available Principal Collections):                                                      $2,639,117.52
            e.   Excess Spread:                                                                                     $8,303,455.85

      2.    Class B Available Funds:                                                                                $1,314,813.91

            a.   Class B Monthly Interest:                                                                            $271,379.88
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                     $1,043,434.02

      3.    Collateral Available Funds:                                                                             $1,561,341.51

            a.   Excess Spread:                                                                                     $1,561,341.51

      4.    Total Excess Spread:                                                                                   $10,908,231.39

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2002-3 Allocable Principal
            Collections:                                                                                          $310,319,682.65

      3.    Principal Allocation Percentage of
            Series 2002-3 Allocable Principal
            Collections:                                                                                          $237,086,341.75

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $237,086,341.75

      6.    Shared Principal Collections from other
            Series allocated to Series 2002-3                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $3,198,930.32

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $240,285,272.07

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $87,400,000.00

      2.    Required Collateral Invested Amount                                                                    $87,400,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $240,285,272.07

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-3

      1.    Excess Spread:                                                                                         $10,908,231.39
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $255,914.43
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $331,586.28
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,533,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $303,898.38
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $8,483,498.97

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8925%
            b.   Prior Monthly Period                                                                                     5.7542%
            c.   Second Prior Monthly Period                                                                              5.5685%

      2.    Three Month Average Base Rate                                                                                 5.7384%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9398%
            b.   Prior Monthly Period                                                                                    17.5736%
            c.   Second Prior Monthly Period                                                                             16.3572%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9569%


XV. Series 2002-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                   Allocations                  Interest                  Interest
----------------------------------                   -----------                  --------                  --------

Beginning Invested /Transferor Amount             785,333,344.03             600,000,000.00             185,333,344.03
Beginning Adjusted Invested Amount                           N/A             600,000,000.00                        N/A
Floating Allocation Percentage                               N/A                   76.4007%                   23.5993%
Principal Allocation Percentage                              N/A                   76.4007%                   23.5993%
Collections of Finance Chg. Receivables            14,016,367.52              10,708,599.83               3,307,767.69
Collections of Principal Receivables              202,382,401.73             154,621,527.23              47,760,874.50
Defaulted Amount                                    2,730,681.14               2,086,258.91                 644,422.23

Ending Invested / Transferor Amounts              784,114,058.57             600,000,000.00             184,114,058.57

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest                 Total
--------------------------------------                         -------            -------             --------                 -----
Principal Funding Account                                         0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                               0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                                  0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                           0.00               0.00                 0.00                  0.00

Coupon  September 15, 2005 to October 16, 2005                 3.9381%            4.2181%              4.2681%
Monthly Interest Due                                      1,732,777.20         179,973.55           216,251.92          2,129,002.67
Outstanding Monthly Interest Due                                  0.00               0.00                 0.00                  0.00
Additional Interest Due                                           0.00               0.00                 0.00                  0.00
Total Interest Due                                        1,732,777.20         179,973.55           216,251.92          2,129,002.67
Investor Default Amount                                   1,721,163.60         166,900.71           198,194.60          2,086,258.91
Investor Monthly Fees Due                                   825,000.00          80,000.00            95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                                 4,278,940.80         426,874.26           509,446.52          5,215,261.57

Reallocated Investor Finance Charge Collections                                                                        10,747,978.30
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.9975%
Base Rate                                                                                                                    5.9484%
Excess Spread Percentage                                                                                                    11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A           Class B             Interest                  Total
--------------------------------------------                   -------           -------             --------                  -----
Beginning Certificates Balance                          495,000,000.00     48,000,000.00         57,000,000.00        600,000,000.00
Interest Distributions                                    1,732,777.20        179,973.55            216,251.92          2,129,002.67
Principal Deposits - Prin. Funding Account                        0.00              0.00                  0.00                  0.00
Principal Distributions                                           0.00              0.00                  0.00                  0.00
Total Distributions                                       1,732,777.20        179,973.55            216,251.92          2,129,002.67
Ending Certificates Balance                             495,000,000.00     48,000,000.00         57,000,000.00        600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.50

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.50

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.75

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.75

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $216,251.92

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $216,251.92

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $8,867,082.09

            a.   Class A Monthly Interest:                                                                          $1,732,777.20
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $1,721,163.60
            e.   Excess Spread:                                                                                     $5,413,141.30

      2.    Class B Available Funds:                                                                                  $859,838.26

            a.   Class B Monthly Interest:                                                                            $179,973.55
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $679,864.72

      3.    Collateral Available Funds:                                                                             $1,021,057.94

            a.   Excess Spread:                                                                                     $1,021,057.94

      4.    Total Excess Spread:                                                                                    $7,114,063.95

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2002-5 Allocable Principal
            Collections:                                                                                          $202,382,401.73

      3.    Principal Allocation Percentage of
            Series 2002-5 Allocable Principal
            Collections:                                                                                          $154,621,527.23

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $154,621,527.23

      6.    Shared Principal Collections from other
            Series allocated to Series 2002-5                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,086,258.91

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $156,707,786.13

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $57,000,000.00

      2.    Required Collateral Invested Amount                                                                    $57,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $156,707,786.13


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-5

      1.    Excess Spread:                                                                                          $7,114,063.95
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $166,900.71
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $216,251.92
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,000,000.00
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $198,194.60
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $5,532,716.72

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.9484%
            b.   Prior Monthly Period                                                                                     5.8101%
            c.   Second Prior Monthly Period                                                                              5.6244%

      2.    Three Month Average Base Rate                                                                                 5.7943%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9975%
            b.   Prior Monthly Period                                                                                    17.6313%
            c.   Second Prior Monthly Period                                                                             16.4131%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          17.0139%


XVI. Series 2002-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                   Allocations                  Interest                  Interest
----------------------------------                   -----------                  --------                  --------

Beginning Invested /Transferor Amount             942,400,012.83             720,000,000.00             222,400,012.83
Beginning Adjusted Invested Amount                           N/A             720,000,000.00                        N/A
Floating Allocation Percentage                               N/A                   76.4007%                   23.5993%
Principal Allocation Percentage                              N/A                   76.4007%                   23.5993%
Collections of Finance Chg. Receivables            16,819,641.02              12,850,319.79               3,969,321.23
Collections of Principal Receivables              242,858,882.07             185,545,832.67              57,313,049.40
Defaulted Amount                                    3,276,817.37               2,503,510.69                 773,306.68

Ending Invested / Transferor Amounts              940,936,870.29             720,000,000.00             220,936,870.29

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest                 Total
--------------------------------------                         -------            -------             --------                 -----
Principal Funding Account                                         0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                  0.00
Reserve Draw Amount                                               0.00                0.00                0.00                  0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                  0.00
Reserve Account Surplus                                           0.00                0.00                0.00                  0.00

Coupon  September 15, 2005 to October 16, 2005                 3.9081%             4.2181%             4.2681%
Monthly Interest Due                                      2,063,492.64          215,968.26          259,502.30          2,538,963.20
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                  0.00
Additional Interest Due                                           0.00                0.00                0.00                  0.00
Total Interest Due                                        2,063,492.64          215,968.26          259,502.30          2,538,963.20
Investor Default Amount                                   2,065,396.32          200,280.86          237,833.52          2,503,510.69
Investor Monthly Fees Due                                   990,000.00           96,000.00          114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                                 5,118,888.96          512,249.11          611,335.82          6,242,473.89

Reallocated Investor Finance Charge Collections                                                                        12,881,733.96
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.9716%
Base Rate                                                                                                                    5.9233%
Excess Spread Percentage                                                                                                    11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A           Class B             Interest                  Total
--------------------------------------------                   -------           -------             --------                  -----
Beginning Certificates Balance                          594,000,000.00      57,600,000.00       68,400,000.00         720,000,000.00
Interest Distributions                                    2,063,492.64         215,968.26          259,502.30           2,538,963.20
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                   0.00
Principal Distributions                                           0.00               0.00                0.00                   0.00
Total Distributions                                       2,063,492.64         215,968.26          259,502.30           2,538,963.20
Ending Certificates Balance                             594,000,000.00      57,600,000.00       68,400,000.00         720,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.47

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.47

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.75

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.75

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $259,502.30

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $259,502.30

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $10,627,430.51

            a.   Class A Monthly Interest:                                                                          $2,063,492.64
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
                 (Treated as Available Principal Collections):                                                      $2,065,396.32
            e.   Excess Spread:                                                                                     $6,498,541.56

      2.    Class B Available Funds:                                                                                $1,030,538.72

            a.   Class B Monthly Interest:                                                                            $215,968.26
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $814,570.46

      3.    Collateral Available Funds:                                                                             $1,223,764.73

            a.   Excess Spread:                                                                                     $1,223,764.73

      4.    Total Excess Spread:                                                                                    $8,536,876.74

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2002-6 Allocable Principal
            Collections:                                                                                          $242,858,882.07

      3.    Principal Allocation Percentage of
            Series 2002-6 Allocable Principal
            Collections:                                                                                          $185,545,832.67

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $185,545,832.67

      6.    Shared Principal Collections from other
            Series allocated to Series 2002-6                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,503,510.69

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $188,049,343.36

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $68,400,000.00

      2.    Required Collateral Invested Amount                                                                    $68,400,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $188,049,343.36


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-6

      1.    Excess Spread:                                                                                          $8,536,876.74
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $200,280.86
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $259,502.30
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,200,000.00
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $237,833.52
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $6,639,260.07

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.9233%
            b.   Prior Monthly Period                                                                                     5.7850%
            c.   Second Prior Monthly Period                                                                              5.5993%

      2.    Three Month Average Base Rate                                                                                 5.7692%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9716%
            b.   Prior Monthly Period                                                                                    17.6054%
            c.   Second Prior Monthly Period                                                                             16.3880%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9883%


XVII. Series 2003-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                   Allocations                  Interest                  Interest
----------------------------------                   -----------                  --------                  --------

Beginning Invested /Transferor Amount           1,204,177,794.17             920,000,000.00             284,177,794.17
Beginning Adjusted Invested Amount                           N/A             920,000,000.00                        N/A
Floating Allocation Percentage                               N/A                   76.4007%                   23.5993%
Principal Allocation Percentage                              N/A                   76.4007%                   23.5993%
Collections of Finance Chg. Receivables            21,491,763.53              16,419,853.07               5,071,910.46
Collections of Principal Receivables              310,319,682.65             237,086,341.75              73,233,340.90
Defaulted Amount                                    4,187,044.41               3,198,930.32                 988,114.09

Ending Invested / Transferor Amounts            1,202,308,223.14             920,000,000.00             282,308,223.14

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest                 Total
--------------------------------------                         -------            -------             --------                 -----
Principal Funding Account                                          0.00              0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                             0.00              0.00                 0.00                  0.00
Reserve Draw Amount                                                0.00              0.00                 0.00                  0.00
Available Reserve Account Amount                                   0.00              0.00                 0.00                  0.00
Reserve Account Surplus                                            0.00              0.00                 0.00                  0.00

Coupon  September 15, 2005 to October 16, 2005                  3.8781%           4.1681%              4.2681%
Monthly Interest Due                                       2,616,445.04        272,688.33           331,586.28          3,220,719.64
Outstanding Monthly Interest Due                                   0.00              0.00                 0.00                  0.00
Additional Interest Due                                            0.00              0.00                 0.00                  0.00
Total Interest Due                                         2,616,445.04        272,688.33           331,586.28          3,220,719.64
Investor Default Amount                                    2,639,117.52        255,914.43           303,898.38          3,198,930.32
Investor Monthly Fees Due                                  1,265,000.00        122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                  6,520,562.56        651,269.42           781,151.32          7,952,983.30

Reallocated Investor Finance Charge Collections                                                                        16,436,482.28
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.9415%
Base Rate                                                                                                                    5.8941%
Excess Spread Percentage                                                                                                    11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A           Class B             Interest                  Total
--------------------------------------------                   -------           -------             --------                  -----
Beginning Certificates Balance                          759,000,000.00     73,600,000.00        87,400,000.00         920,000,000.00
Interest Distributions                                    2,616,445.04        272,688.33           331,586.28           3,220,719.64
Principal Deposits - Prin. Funding Account                        0.00              0.00                 0.00                   0.00
Principal Distributions                                           0.00              0.00                 0.00                   0.00
Total Distributions                                       2,616,445.04        272,688.33           331,586.28           3,220,719.64
Ending Certificates Balance                             759,000,000.00     73,600,000.00        87,400,000.00         920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.45

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.45

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.71

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.71

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $331,586.28

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $331,586.28

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00



J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $13,560,097.88

            a.   Class A Monthly Interest:                                                                          $2,616,445.04
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
                 (Treated as Available Principal Collections):                                                      $2,639,117.52
            e.   Excess Spread:                                                                                     $8,304,535.32

      2.    Class B Available Funds:                                                                                $1,314,918.58

            a.   Class B Monthly Interest:                                                                            $272,688.33
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                     $1,042,230.25

      3.    Collateral Available Funds:                                                                             $1,561,465.82

            a.   Excess Spread:                                                                                     $1,561,465.82

      4.    Total Excess Spread:                                                                                   $10,908,231.39

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2003-1 Allocable Principal
            Collections:                                                                                          $310,319,682.65

      3.    Principal Allocation Percentage of
            Series 2003-1 Allocable Principal
            Collections:                                                                                          $237,086,341.75

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $237,086,341.75

      6.    Shared Principal Collections from other
            Series allocated to Series 2003-1                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $3,198,930.32

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $240,285,272.07

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $87,400,000.00

      2.    Required Collateral Invested Amount                                                                    $87,400,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $240,285,272.07



M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-1

      1.    Excess Spread:                                                                                         $10,908,231.39
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $255,914.43
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $331,586.28
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,533,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $303,898.38
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $8,483,498.97

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8941%
            b.   Prior Monthly Period                                                                                     5.7558%
            c.   Second Prior Monthly Period                                                                              5.5702%

      2.    Three Month Average Base Rate                                                                                 5.7400%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9415%
            b.   Prior Monthly Period                                                                                    17.5753%
            c.   Second Prior Monthly Period                                                                             16.3588%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9585%


XVIII. Series 2003-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations           Interest            Interest
----------------------------------                    -----------           --------            --------
Beginning Invested /Transferor Amount              1,439,777,797.38    1,100,000,000.00      339,777,797.38
Beginning Adjusted Invested Amount                              N/A    1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            76.4007%            23.5993%
Principal Allocation Percentage                                 N/A            76.4007%            23.5993%
Collections of Finance Chg. Receivables               25,696,673.79       19,632,433.02        6,064,240.77
Collections of Principal Receivables                 371,034,403.16      283,472,799.92       87,561,603.25
Defaulted Amount                                       5,006,248.76        3,824,808.00        1,181,440.76

Ending Invested / Transferor Amounts               1,437,542,440.72    1,100,000,000.00      337,542,440.72


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A                Class B           Interest                Total
--------------------------------------                   -------                -------           --------                -----
Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon  September 15, 2005 to October 16, 2005              3.8781%             4.1381%             4.2681%
Monthly Interest Due                                   3,128,358.20          323,693.72          396,461.85          3,848,513.78
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     3,128,358.20          323,693.72          396,461.85          3,848,513.78
Investor Default Amount                                3,155,466.60          305,984.64          363,356.76          3,824,808.00
Investor Monthly Fees Due                              1,512,500.00          146,666.67          174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                              7,796,324.80          776,345.03          933,985.28          9,506,655.11

Reallocated Investor Finance Charge Collections                                                                     19,649,969.10
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.9390%
Base Rate                                                                                                                 5.8917%
Excess Spread Percentage                                                                                                 11.0654%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A            Class B               Interest                Total
--------------------------------------------           -------            -------              --------                -----
Beginning Certificates Balance                       907,500,000.00       88,000,000.00      104,500,000.00      1,100,000,000.00
Interest Distributions                                 3,128,358.20          323,693.72          396,461.85          3,848,513.78
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    3,128,358.20          323,693.72          396,461.85          3,848,513.78
Ending Certificates Balance                          907,500,000.00       88,000,000.00      104,500,000.00      1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.45

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.45

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.68

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.68

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                    $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                  $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $396,461.85

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $396,461.85

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $16,211,224.51

            a.   Class A Monthly Interest:                                                                          $3,128,358.20
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $3,155,466.60
            e.   Excess Spread:                                                                                     $9,927,399.71

      2.    Class B Available Funds:                                                                                $1,571,997.53

            a.   Class B Monthly Interest:                                                                            $323,693.72
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                     $1,248,303.80

      3.    Collateral Available Funds:                                                                             $1,866,747.06

            a.   Excess Spread:                                                                                    $1,866,747.06

      4.    Total Excess Spread:                                                                                  $13,042,450.58

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2003-2 Allocable Principal
            Collections:                                                                                          $371,034,403.16

      3.    Principal Allocation Percentage of
            Series 2003-2 Allocable Principal
            Collections:                                                                                          $283,472,799.92

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $283,472,799.92

      6.    Shared Principal Collections from other
            Series allocated to Series 2003-2                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $3,824,808.00

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $287,297,607.91

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                            $104,500,000.00

      2.    Required Collateral Invested Amount                                                                   $104,500,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $287,297,607.91

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-2

      1.    Excess Spread:                                                                                         $13,042,450.58
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $305,984.64
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $396,461.85
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,833,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $363,356.76
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                               $10,143,313.99

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8917%
            b.   Prior Monthly Period                                                                                     5.7534%
            c.   Second Prior Monthly Period                                                                              5.5677%

      2.    Three Month Average Base Rate                                                                                 5.7376%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9390%
            b.   Prior Monthly Period                                                                                    17.5727%
            c.   Second Prior Monthly Period                                                                             16.3564%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9560%

XIX. Series 2003-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor     Transferors
A. Investor/Transferor Allocations                        Allocations         Interest          Interest
----------------------------------                        -----------         --------          --------
Beginning Invested /Transferor Amount                    981,666,680.03    750,000,000.00    231,666,680.03
Beginning Adjusted Invested Amount                                  N/A    750,000,000.00               N/A
Floating Allocation Percentage                                      N/A          76.4007%          23.5993%
Principal Allocation Percentage                                     N/A          76.4007%          23.5993%
Collections of Finance Chg. Receivables                   17,520,459.40     13,385,749.78      4,134,709.62
Collections of Principal Receivables                     252,978,002.16    193,276,909.03     59,701,093.12
Defaulted Amount                                           3,413,351.42      2,607,823.63        805,527.79

Ending Invested / Transferor Amounts                     980,142,573.21    750,000,000.00    230,142,573.21

------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A            Class B            Interest            Total
--------------------------------------                      -------            -------            --------            -----
Principal Funding Account                                          0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                             0.00              0.00              0.00              0.00
Reserve Draw Amount                                                0.00              0.00              0.00              0.00
Available Reserve Account Amount                                   0.00              0.00              0.00              0.00
Reserve Account Surplus                                            0.00              0.00              0.00              0.00

Coupon  September 15, 2005 to October 16, 2005                  3.8781%           4.1181%           4.2681%
Monthly Interest Due                                       2,132,971.50        219,633.60        270,314.90      2,622,920.00
Outstanding Monthly Interest Due                                   0.00              0.00              0.00              0.00
Additional Interest Due                                            0.00              0.00              0.00              0.00
Total Interest Due                                         2,132,971.50        219,633.60        270,314.90      2,622,920.00
Investor Default Amount                                    2,151,454.50        208,625.89        247,743.25      2,607,823.63
Investor Monthly Fees Due                                  1,031,250.00        100,000.00        118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                                  5,315,676.00        528,259.49        636,808.15      6,480,743.63

Reallocated Investor Finance Charge Collections                                                                 13,396,639.54
Interest and Principal Funding Investment Proceeds                                                                       0.00
Interest on Reserve Account                                                                                              0.00
Series Adjusted Portfolio Yield                                                                                      16.9373%
Base Rate                                                                                                             5.8901%
Excess Spread Percentage                                                                                             11.0654%

------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions           Class A               Class B             Interest          Total
--------------------------------------------           -------               -------           --------            -----
Beginning Certificates Balance                           618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00
Interest Distributions                                     2,132,971.50        219,633.60        270,314.90      2,622,920.00
Principal Deposits - Prin. Funding Account                         0.00              0.00              0.00              0.00
Principal Distributions                                            0.00              0.00              0.00              0.00
Total Distributions                                        2,132,971.50        219,633.60        270,314.90      2,622,920.00
Ending Certificates Balance                              618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                               $3.45

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.45

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.66

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.66

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $270,314.90

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $270,314.90

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $11,052,227.62

            a.   Class A Monthly Interest:                                                                          $2,132,971.50
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,151,454.50
            e.   Excess Spread:                                                                                     $6,767,801.62

      2.    Class B Available Funds:                                                                                $1,071,731.16

            a.   Class B Monthly Interest:                                                                            $219,633.60
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $852,097.56

      3.    Collateral Available Funds:                                                                             $1,272,680.76

            a.   Excess Spread:                                                                                     $1,272,680.76

      4.    Total Excess Spread:                                                                                    $8,892,579.94

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2003-3 Allocable Principal
            Collections:                                                                                          $252,978,002.16

      3.    Principal Allocation Percentage of
            Series 2003-3 Allocable Principal
            Collections:                                                                                          $193,276,909.03

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $193,276,909.03

      6.    Shared Principal Collections from other
            Series allocated to Series 2003-3                                                                                 N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,607,823.63

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $195,884,732.67

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $71,250,000.00

      2.    Required Collateral Invested Amount                                                                    $71,250,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $195,884,732.67

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-3

      1.    Excess Spread:                                                                                          $8,892,579.94
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $208,625.89
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $270,314.90
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,250,000.00
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $247,743.25
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $6,915,895.90

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8901%
            b.   Prior Monthly Period                                                                                     5.7518%
            c.   Second Prior Monthly Period                                                                              5.5661%

      2.    Three Month Average Base Rate                                                                                 5.7360%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9373%
            b.   Prior Monthly Period                                                                                    17.5711%
            c.   Second Prior Monthly Period                                                                             16.3548%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9544%

XX. Series 2003-4 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------         --------            --------
Beginning Invested /Transferor Amount                 890,044,456.56    680,000,000.00      210,044,456.56
Beginning Adjusted Invested Amount                               N/A    680,000,000.00                 N/A
Floating Allocation Percentage                                   N/A          76.4007%            23.5993%
Principal Allocation Percentage                                  N/A          76.4007%            23.5993%
Collections of Finance Chg. Receivables                15,885,216.52     12,136,413.14        3,748,803.39
Collections of Principal Receivables                  229,366,721.96    175,237,730.86       54,128,991.10
Defaulted Amount                                        3,094,771.96      2,364,426.76          730,345.20

Ending Invested / Transferor Amounts                  888,662,599.71    680,000,000.00      208,662,599.71


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A           Class B              Interest              Total
--------------------------------------                   -------           -------              --------              -----
Principal Funding Account                                       0.00              0.00                0.00                0.00
Investment Proceeds for Monthly Period                          0.00              0.00                0.00                0.00
Reserve Draw Amount                                             0.00              0.00                0.00                0.00
Available Reserve Account Amount                                0.00              0.00                0.00                0.00
Reserve Account Surplus                                         0.00              0.00                0.00                0.00

Coupon  September 15, 2005 to October 16, 2005               1.6900%           1.9000%             4.6681%
Monthly Interest Due                                      828,381.67         64,600.00          211,621.89        1,104,603.56
Outstanding Monthly Interest Due                                0.00              0.00                0.00                0.00
Additional Interest Due                                         0.00              0.00                0.00                0.00
Total Interest Due                                        828,381.67         64,600.00          211,621.89        1,104,603.56
Investor Default Amount                                 2,045,229.15        141,865.61          177,332.01        2,364,426.76
Investor Monthly Fees Due                                 980,333.33         68,000.00           85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                               3,853,944.15        274,465.61          473,953.90        4,602,363.65

Reallocated Investor Finance Charge Collections                                                                  11,268,649.43
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       15.4177%
Base Rate                                                                                                              3.7539%
Excess Spread Percentage                                                                                              11.7640%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions            Class A            Class B             Interest              Total
--------------------------------------------            -------            -------             --------              -----
Beginning Certificates Balance                        588,200,000.00     40,800,000.00       51,000,000.00      680,000,000.00
Interest Distributions                                    828,381.67         64,600.00          211,621.89        1,104,603.56
Principal Deposits - Prin. Funding Account                      0.00              0.00                0.00                0.00
Principal Distributions                                         0.00              0.00                0.00                0.00
Total Distributions                                       828,381.67         64,600.00          211,621.89        1,104,603.56
Ending Certificates Balance                           588,200,000.00     40,800,000.00       51,000,000.00      680,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $1.41

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $1.41

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $1.58

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $1.58

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                          $211,621.89

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $211,621.89

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                               $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $9,747,381.75

            a.   Class A Monthly Interest:                                                                            $828,381.67
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,045,229.15
            e.   Excess Spread:                                                                                     $6,873,770.94

      2.    Class B Available Funds:                                                                                  $676,118.97

            a.   Class B Monthly Interest:                                                                             $64,600.00
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $611,518.97

      3.    Collateral Available Funds:                                                                               $845,148.71

            a.   Excess Spread:                                                                                       $845,148.71

      4.    Total Excess Spread:                                                                                    $8,330,438.61

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2003-4 Allocable Principal
            Collections:                                                                                          $229,366,721.96

      3.    Principal Allocation Percentage of
            Series 2003-4 Allocable Principal
            Collections:                                                                                          $175,237,730.86

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $175,237,730.86

      6.    Shared Principal Collections from other
            Series allocated to Series 2003-4:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,364,426.76

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $177,602,157.62

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $51,000,000.00

      2.    Required Collateral Invested Amount                                                                    $51,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $177,602,157.62

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-4

      1.    Excess Spread:                                                                                          $8,330,438.61
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $141,865.61
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $211,621.89
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,133,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $177,332.01
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      13.   Applied to other amounts owed to
            Collateral Interest Holder:                                                                                     $0.00
      l4.   Balance:                                                                                                $6,666,285.77

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   3.7539%
            b.   Prior Monthly Period                                                                                     3.8486%
            c.   Second Prior Monthly Period                                                                              3.8346%

      2.    Three Month Average Base Rate                                                                                 3.8124%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  15.4177%
            b.   Prior Monthly Period                                                                                    15.9728%
            c.   Second Prior Monthly Period                                                                             14.8106%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          15.4004%

XXI. Series 2004-1 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations           Interest             Interest
----------------------------------                     -----------           --------             --------
Beginning Invested /Transferor Amount               1,047,111,125.37       800,000,000.00      247,111,125.37
Beginning Adjusted Invested Amount                               N/A       800,000,000.00                 N/A
Floating Allocation Percentage                                   N/A             76.4007%            23.5993%
Principal Allocation Percentage                                  N/A             76.4007%            23.5993%
Collections of Finance Chg. Receivables                18,688,490.03        14,278,133.10        4,410,356.92
Collections of Principal Receivables                  269,843,202.30       206,162,036.30       63,681,166.00
Defaulted Amount                                        3,640,908.19         2,781,678.54          859,229.64

Ending Invested / Transferor Amounts                1,045,485,411.43       800,000,000.00      245,485,411.43


-------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A            Class B           Interest               Total
--------------------------------------                   -------           -------          --------               -----
Principal Funding Account                                       0.00             0.00             0.00                 0.00
Investment Proceeds for Monthly Period                          0.00             0.00             0.00                 0.00
Reserve Draw Amount                                             0.00             0.00             0.00                 0.00
Available Reserve Account Amount                                0.00             0.00             0.00                 0.00
Reserve Account Surplus                                         0.00             0.00             0.00                 0.00

Coupon  September 15, 2005 to October 16, 2005               3.8481%          4.0181%          4.3181%
Monthly Interest Due                                    2,284,934.08       214,300.27       276,360.32         2,775,594.67
Outstanding Monthly Interest Due                                0.00             0.00             0.00                 0.00
Additional Interest Due                                         0.00             0.00             0.00                 0.00
Total Interest Due                                      2,284,934.08       214,300.27       276,360.32         2,775,594.67
Investor Default Amount                                 2,322,701.58       208,625.89       250,351.07         2,781,678.54
Investor Monthly Fees Due                               1,113,333.33       100,000.00       120,000.00         1,333,333.33
Investor Additional Amounts Due
Total Due                                               5,720,969.00       522,926.16       646,711.39         6,890,606.54

Reallocated Investor Finance Charge Collections                                                               14,267,562.17
Interest and Principal Funding Investment Proceeds                                                                     0.00
Interest on Reserve Account                                                                                            0.00
Series Adjusted Portfolio Yield                                                                                    16.9046%
Base Rate                                                                                                           5.8584%
Excess Spread Percentage                                                                                           11.0654%

----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions            Class A           Class B          Interest               Total
--------------------------------------------            -------           -------          --------               -----
Beginning Certificates Balance                        668,000,000.00    60,000,000.00    72,000,000.00       800,000,000.00
Interest Distributions                                  2,284,934.08       214,300.27       276,360.32         2,775,594.67
Principal Deposits - Prin. Funding Account                      0.00             0.00             0.00                 0.00
Principal Distributions                                         0.00             0.00             0.00                 0.00
Total Distributions                                     2,284,934.08       214,300.27       276,360.32         2,775,594.67
Ending Certificates Balance                           668,000,000.00    60,000,000.00    72,000,000.00       800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.42

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.42

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.57

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.57

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $7,653,315.95

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $276,360.32

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $7,376,955.63

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $11,913,414.41

            a.   Class A Monthly Interest:                                                                          $2,284,934.08
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,322,701.58
            e.   Excess Spread:                                                                                     $7,305,778.75

      2.    Class B Available Funds:                                                                                $1,070,067.16

            a.   Class B Monthly Interest:                                                                            $214,300.27
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $855,766.90

      3.    Collateral Available Funds:                                                                             $1,284,080.60

            a.   Excess Spread:                                                                                     $1,284,080.60

      4.    Total Excess Spread:                                                                                    $9,445,626.24

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2004-1 Allocable Principal
            Collections:                                                                                          $269,843,202.30

      3.    Principal Allocation Percentage of
            Series 2004-1 Allocable Principal
            Collections:                                                                                          $206,162,036.30

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $206,162,036.30

      6.    Shared Principal Collections from other
            Series allocated to Series 2004-1:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,781,678.54

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $208,943,714.85

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $72,000,000.00

      2.    Required Collateral Invested Amount                                                                    $72,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $208,943,714.85

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-1

      1.    Excess Spread:                                                                                          $9,445,626.24
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00

      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $208,625.89
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $276,360.32
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,333,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $250,351.07
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      l3.   Remaining Excess Spread Distributed to Collateral
            Interest Holder:                                                                                        $7,376,955.63

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8584%
            b.   Prior Monthly Period                                                                                     5.7201%
            c.   Second Prior Monthly Period                                                                              5.5345%

      2.    Three Month Average Base Rate                                                                                 5.7044%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9046%
            b.   Prior Monthly Period                                                                                    17.5384%
            c.   Second Prior Monthly Period                                                                             16.3231%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9220%

XXII. Series 2004-2 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations           Interest          Interest
----------------------------------                      -----------           --------          --------
Beginning Invested /Transferor Amount                  523,555,562.68     400,000,000.00    123,555,562.68
Beginning Adjusted Invested Amount                                N/A     400,000,000.00               N/A
Floating Allocation Percentage                                    N/A           76.4007%          23.5993%
Principal Allocation Percentage                                   N/A           76.4007%          23.5993%
Collections of Finance Chg. Receivables                  9,344,245.01       7,139,066.55      2,205,178.46
Collections of Principal Receivables                   134,921,601.15     103,081,018.15     31,840,583.00
Defaulted Amount                                         1,820,454.09       1,390,839.27        429,614.82

Ending Invested / Transferor Amounts                   522,742,705.71     400,000,000.00    122,742,705.71


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A            Class B            Interest             Total
--------------------------------------                    -------            -------            --------             -----

Principal Funding Account                                        0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                           0.00               0.00              0.00               0.00
Reserve Draw Amount                                              0.00               0.00              0.00               0.00
Available Reserve Account Amount                                 0.00               0.00              0.00               0.00
Reserve Account Surplus                                          0.00               0.00              0.00               0.00

Coupon  September 15, 2005 to October 16, 2005                3.9381%            4.1381%           4.4381%
Monthly Interest Due                                     1,169,187.04         110,350.13        142,020.16       1,421,557.33
Outstanding Monthly Interest Due                                 0.00               0.00              0.00               0.00
Additional Interest Due                                          0.00               0.00              0.00               0.00
Total Interest Due                                       1,169,187.04         110,350.13        142,020.16       1,421,557.33
Investor Default Amount                                  1,161,350.79         104,312.95        125,175.53       1,390,839.27
Investor Monthly Fees Due                                  556,666.67          50,000.00         60,000.00         666,666.67
Investor Additional Amounts Due
Total Due                                                2,887,204.50         264,663.08        327,195.69       3,479,063.27

Reallocated Investor Finance Charge Collections                                                                  7,167,541.09
Interest and Principal Funding Investment Proceeds                                                                       0.00
Interest on Reserve Account                                                                                              0.00
Series Adjusted Portfolio Yield                                                                                      17.0040%
Base Rate                                                                                                             5.9547%
Excess Spread Percentage                                                                                             11.0654%

------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A             Class B           Interest             Total
--------------------------------------------             -------             -------           --------             -----
Beginning Certificates Balance                         334,000,000.00      30,000,000.00     36,000,000.00     400,000,000.00
Interest Distributions                                   1,169,187.04         110,350.13        142,020.16       1,421,557.33
Principal Deposits - Prin. Funding Account                       0.00               0.00              0.00               0.00
Principal Distributions                                          0.00               0.00              0.00               0.00
Total Distributions                                      1,169,187.04         110,350.13        142,020.16       1,421,557.33
Ending Certificates Balance                            334,000,000.00      30,000,000.00     36,000,000.00     400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                               $3.50

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.50

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.68

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.68

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $3,830,497.97

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $142,020.16

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $3,688,477.81

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $5,984,896.81

            a.   Class A Monthly Interest:                                                                          $1,169,187.04
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
                 (Treated as Available Principal Collections):                                                      $1,161,350.79
            e.   Excess Spread:                                                                                     $3,654,358.98

      2.    Class B Available Funds:                                                                                  $537,565.58

            a.   Class B Monthly Interest:                                                                            $110,350.13
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $427,215.45

      3.    Collateral Available Funds:                                                                               $645,078.70

            a.   Excess Spread:                                                                                       $645,078.70

      4.    Total Excess Spread:                                                                                    $4,726,653.12

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2004-2 Allocable Principal
            Collections:                                                                                          $134,921,601.15

      3.    Principal Allocation Percentage of
            Series 2004-2 Allocable Principal
            Collections:                                                                                          $103,081,018.15

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $103,081,018.15

      6.    Shared Principal Collections from other
            Series allocated to Series 2004-2:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $1,390,839.27

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $104,471,857.42

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $36,000,000.00

      2.    Required Collateral Invested Amount                                                                    $36,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $104,471,857.42

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-2

      1.    Excess Spread:                                                                                          $4,726,653.12
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $104,312.95
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $142,020.16
      9.    Applied to unpaid Monthly Servicing Fee:                                                                  $666,666.67
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $125,175.53
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      l3.   Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                                             $3,688,477.81

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.9547%
            b.   Prior Monthly Period                                                                                     5.8164%
            c.   Second Prior Monthly Period                                                                              5.6307%

      2.    Three Month Average Base Rate                                                                                 5.8006%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  17.0040%
            b.   Prior Monthly Period                                                                                    17.6379%
            c.   Second Prior Monthly Period                                                                             16.4194%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          17.0204%

XXIII. Series 2004-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations         Interest          Interest
----------------------------------                    -----------         --------          --------
Beginning Invested /Transferor Amount                785,333,344.03     600,000,000.00     185,333,344.03
Beginning Adjusted Invested Amount                              N/A     600,000,000.00                N/A
Floating Allocation Percentage                                  N/A           76.4007%           23.5993%
Principal Allocation Percentage                                 N/A           76.4007%           23.5993%
Collections of Finance Chg. Receivables               14,016,367.52      10,708,599.83       3,307,767.69
Collections of Principal Receivables                 202,382,401.73     154,621,527.23      47,760,874.50
Defaulted Amount                                       2,730,681.14       2,086,258.91         644,422.23

Ending Invested / Transferor Amounts                 784,114,058.57     600,000,000.00     184,114,058.57


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A           Class B            Interest             Total
--------------------------------------                  -------           -------            --------             -----
Principal Funding Account                                      0.00               0.00               0.00               0.00
Investment Proceeds for Monthly Period                         0.00               0.00               0.00               0.00
Reserve Draw Amount                                            0.00               0.00               0.00               0.00
Available Reserve Account Amount                               0.00               0.00               0.00               0.00
Reserve Account Surplus                                        0.00               0.00               0.00               0.00

Coupon  September 15, 2005 to October 16, 2005              4.3500%            4.5500%            4.2381%
Monthly Interest Due                                   1,892,250.00         113,750.00         180,826.88       2,186,826.88
Outstanding Monthly Interest Due                               0.00               0.00               0.00               0.00
Additional Interest Due                                        0.00               0.00               0.00               0.00
Total Interest Due                                     1,892,250.00         113,750.00         180,826.88       2,186,826.88
Investor Default Amount                                1,815,045.25         104,312.95         166,900.71       2,086,258.91
Investor Monthly Fees Due                                870,000.00          50,000.00          80,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,577,295.25         268,062.95         427,727.59       5,273,085.79

Reallocated Investor Finance Charge Collections                                                                11,155,102.64
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     17.7964%
Base Rate                                                                                                            6.0583%
Excess Spread Percentage                                                                                            11.7640%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions           Class A            Class B            Interest             Total
--------------------------------------------           -------            -------            --------             -----
Beginning Certificates Balance                       522,000,000.00      30,000,000.00      48,000,000.00     600,000,000.00
Interest Distributions                                 1,892,250.00         113,750.00         180,826.88       2,186,826.88
Principal Deposits - Prin. Funding Account                     0.00               0.00               0.00               0.00
Principal Distributions                                        0.00               0.00               0.00               0.00
Total Distributions                                    1,892,250.00         113,750.00         180,826.88       2,186,826.88
Ending Certificates Balance                          522,000,000.00      30,000,000.00      48,000,000.00     600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.62

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.62

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.79

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.79

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $6,062,843.74

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $180,826.88

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $5,882,016.86

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $9,704,939.30

            a.   Class A Monthly Interest:                                                                          $1,892,250.00
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
                 (Treated as Available Principal Collections):                                                      $1,815,045.25
            e.   Excess Spread:                                                                                     $5,997,644.05

      2.    Class B Available Funds:                                                                                  $557,755.13

            a.   Class B Monthly Interest:                                                                            $113,750.00
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $444,005.13

      3.    Collateral Available Funds:                                                                               $892,408.21

            a.   Excess Spread:                                                                                      $892,408.21

      4.    Total Excess Spread:                                                                                   $7,334,057.40

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2004-3 Allocable Principal
            Collections:                                                                                          $202,382,401.73

      3.    Principal Allocation Percentage of
            Series 2004-3 Allocable Principal
            Collections:                                                                                          $154,621,527.23

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $154,621,527.23

      6.    Shared Principal Collections from other
            Series allocated to Series 2004-3:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,086,258.91

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $156,707,786.13

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $48,000,000.00

      2.    Required Collateral Invested Amount                                                                    $48,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $156,707,786.13

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-3

      1.    Excess Spread:                                                                                          $7,334,057.40
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00

      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $104,312.95
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $180,826.88
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,000,000.00
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $166,900.71
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      l3.   Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                                             $5,882,016.86

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   6.0583%
            b.   Prior Monthly Period                                                                                     6.2267%
            c.   Second Prior Monthly Period                                                                              6.2118%

      2.    Three Month Average Base Rate                                                                                 6.1656%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  17.7964%
            b.   Prior Monthly Period                                                                                    18.4302%
            c.   Second Prior Monthly Period                                                                             17.1878%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          17.8048%

XXIV. Series 2004-4 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations             Interest          Interest
----------------------------------                     -----------             --------          --------
Beginning Invested /Transferor Amount                1,439,777,797.38     1,100,000,000.00     339,777,797.38
Beginning Adjusted Invested Amount                                N/A     1,100,000,000.00                N/A
Floating Allocation Percentage                                    N/A             76.4007%           23.5993%
Principal Allocation Percentage                                   N/A             76.4007%           23.5993%
Collections of Finance Chg. Receivables                 25,696,673.79        19,632,433.02       6,064,240.77
Collections of Principal Receivables                   371,034,403.16       283,472,799.92      87,561,603.25
Defaulted Amount                                         5,006,248.76         3,824,808.00       1,181,440.76

Ending Invested / Transferor Amounts                 1,437,542,440.72     1,100,000,000.00     337,542,440.72


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A               Class B          Interest               Total
--------------------------------------                   -------               -------          --------               -----
Principal Funding Account                                        0.00                 0.00             0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                 0.00             0.00                 0.00
Reserve Draw Amount                                              0.00                 0.00             0.00                 0.00
Available Reserve Account Amount                                 0.00                 0.00             0.00                 0.00
Reserve Account Surplus                                          0.00                 0.00             0.00                 0.00

Coupon  September 15, 2005 to October 16, 2005                3.8581%              4.0481%          4.2381%
Monthly Interest Due                                     3,149,948.80           296,862.87       372,955.44         3,819,767.11
Outstanding Monthly Interest Due                                 0.00                 0.00             0.00                 0.00
Additional Interest Due                                          0.00                 0.00             0.00                 0.00
Total Interest Due                                       3,149,948.80           296,862.87       372,955.44         3,819,767.11
Investor Default Amount                                  3,193,714.68           286,860.60       344,232.72         3,824,808.00
Investor Monthly Fees Due                                1,530,833.33           137,500.00       165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                                7,874,496.81           721,223.47       882,188.16         9,477,908.44

Reallocated Investor Finance Charge Collections                                                                    19,621,222.43
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.9082%
Base Rate                                                                                                                5.8619%
Excess Spread Percentage                                                                                                11.0654%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B          Interest               Total
--------------------------------------------             -------              -------          --------               -----
Beginning Certificates Balance                         918,500,000.00        82,500,000.00    99,000,000.00     1,100,000,000.00
Interest Distributions                                   3,149,948.80           296,862.87       372,955.44         3,819,767.11
Principal Deposits - Prin. Funding Account                       0.00                 0.00             0.00                 0.00
Principal Distributions                                          0.00                 0.00             0.00                 0.00
Total Distributions                                      3,149,948.80           296,862.87       372,955.44         3,819,767.11
Ending Certificates Balance                            918,500,000.00        82,500,000.00    99,000,000.00     1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.43

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.43

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.60

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.60

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
      (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                       $10,516,269.43

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $372,955.44

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                          $10,143,313.99

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $16,383,720.73

            a.   Class A Monthly Interest:                                                                          $3,149,948.80
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $3,193,714.68
            e.   Excess Spread:                                                                                    $10,040,057.25

      2.    Class B Available Funds:                                                                                $1,471,591.68

            a.   Class B Monthly Interest:                                                                            $296,862.87
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                     $1,174,728.82

      3.    Collateral Available Funds:                                                                             $1,765,910.02

            a.   Excess Spread:                                                                                     $1,765,910.02

      4.    Total Excess Spread:                                                                                   $12,980,696.08

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2004-4 Allocable Principal
            Collections:                                                                                          $371,034,403.16

      3.    Principal Allocation Percentage of
            Series 2004-4 Allocable Principal
            Collections:                                                                                          $283,472,799.92

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $283,472,799.92

      6.    Shared Principal Collections from other
            Series allocated to Series 2004-4:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $3,824,808.00

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $287,297,607.91

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $99,000,000.00

      2.    Required Collateral Invested Amount                                                                    $99,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $287,297,607.91

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-4

      1.    Excess Spread:                                                                                         $12,980,696.08
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $286,860.60
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $372,955.44
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,833,333.33
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $344,232.72
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      l3.   Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                                            $10,143,313.99

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8619%
            b.   Prior Monthly Period                                                                                     5.7236%
            c.   Second Prior Monthly Period                                                                              5.5379%

      2.    Three Month Average Base Rate                                                                                 5.7078%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9082%
            b.   Prior Monthly Period                                                                                    17.5419%
            c.   Second Prior Monthly Period                                                                             16.3266%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9256%

XXV. Series 2004-5 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations            Interest          Interest
----------------------------------                    -----------            --------          --------
Beginning Invested /Transferor Amount                1,308,888,906.71    1,000,000,000.00    308,888,906.71
Beginning Adjusted Invested Amount                                N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A            76.4007%          23.5993%
Principal Allocation Percentage                                   N/A            76.4007%          23.5993%
Collections of Finance Chg. Receivables                 23,360,612.53       17,847,666.38      5,512,946.15
Collections of Principal Receivables                   337,304,002.88      257,702,545.38     79,601,457.50
Defaulted Amount                                         4,551,135.23        3,477,098.18      1,074,037.05

Ending Invested / Transferor Amounts                 1,306,856,764.29    1,000,000,000.00    306,856,764.29


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B             Interest               Total
--------------------------------------                   -------            -------             --------               -----
Principal Funding Account                                        0.00                0.00              0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                 0.00
Reserve Draw Amount                                              0.00                0.00              0.00                 0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                 0.00
Reserve Account Surplus                                          0.00                0.00              0.00                 0.00

Coupon  September 15, 2005 to October 16, 2005                3.8581%             4.0181%           4.2281%
Monthly Interest Due                                     2,863,589.82          267,875.33        338,250.40         3,469,715.56
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                 0.00
Additional Interest Due                                          0.00                0.00              0.00                 0.00
Total Interest Due                                       2,863,589.82          267,875.33        338,250.40         3,469,715.56
Investor Default Amount                                  2,903,376.98          260,782.36        312,938.84         3,477,098.18
Investor Monthly Fees Due                                1,391,666.67          125,000.00        150,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                                7,158,633.47          653,657.70        801,189.24         8,613,480.40

Reallocated Investor Finance Charge Collections                                                                    17,834,674.94
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.9049%
Base Rate                                                                                                                5.8587%
Excess Spread Percentage                                                                                                11.0654%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions            Class A              Class B           Interest               Total
--------------------------------------------            -------              -------           --------               -----
Beginning Certificates Balance                         835,000,000.00       75,000,000.00     90,000,000.00     1,000,000,000.00
Interest Distributions                                   2,863,589.82          267,875.33        338,250.40         3,469,715.56
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                 0.00
Principal Distributions                                          0.00                0.00              0.00                 0.00
Total Distributions                                      2,863,589.82          267,875.33        338,250.40         3,469,715.56
Ending Certificates Balance                            835,000,000.00       75,000,000.00     90,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                               $3.43

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.43

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.57

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.57

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00

G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $9,559,444.94

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $338,250.40

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $9,221,194.54

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00

J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $14,891,953.57

            a.   Class A Monthly Interest:                                                                          $2,863,589.82
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,903,376.98
            e.   Excess Spread:                                                                                     $9,124,986.77

      2.    Class B Available Funds:                                                                                $1,337,600.62

            a.   Class B Monthly Interest:                                                                            $267,875.33
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                     $1,069,725.29

      3.    Collateral Available Funds:                                                                             $1,605,120.74

            a.   Excess Spread:                                                                                     $1,605,120.74

      4.    Total Excess Spread:                                                                                   $11,799,832.80

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2004-5 Allocable Principal
            Collections:                                                                                          $337,304,002.88

      3.    Principal Allocation Percentage of
            Series 2004-5 Allocable Principal
            Collections:                                                                                          $257,702,545.38

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $257,702,545.38

      6.    Shared Principal Collections from other
            Series allocated to Series 2004-5:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $3,477,098.18

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $261,179,643.56

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $90,000,000.00

      2.    Required Collateral Invested Amount                                                                    $90,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $261,179,643.56

M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-5

      1.    Excess Spread:                                                                                         $11,799,832.80
      2.    Excess Finance Charge Collections:                                                                              $0.00
      3.    Applied to fund Class A Required Amount:                                                                        $0.00
      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00
      5.    Applied to fund Class B overdue Interest:                                                                       $0.00
      6.    Applied to fund Class B Required Amount:                                                                  $260,782.36
      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      8.    Applied to Collateral Monthly Interest:                                                                   $338,250.40
      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,666,666.67
      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $312,938.84
      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00
      12.   Deposited to Reserve Account:                                                                                   $0.00
      l3.   Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                                             $9,221,194.54

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8587%
            b.   Prior Monthly Period                                                                                     5.7204%
            c.   Second Prior Monthly Period                                                                              5.5347%

      2.    Three Month Average Base Rate                                                                                 5.7046%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9049%
            b.   Prior Monthly Period                                                                                    17.5386%
            c.   Second Prior Monthly Period                                                                             16.3234%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9223%


XXVI. Series 2005-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------             --------            --------

Beginning Invested /Transferor Amount                 785,333,344.03         600,000,000.00       185,333,344.03
Beginning Adjusted Invested Amount                               N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                   N/A               76.4007%             23.5993%
Principal Allocation Percentage                                  N/A               76.4007%             23.5993%
Collections of Finance Chg. Receivables                14,016,367.52          10,708,599.83         3,307,767.69
Collections of Principal Receivables                  202,382,401.73         154,621,527.23        47,760,874.50
Defaulted Amount                                        2,730,681.14           2,086,258.91           644,422.23

Ending Invested / Transferor Amounts                  784,114,058.57         600,000,000.00       184,114,058.57


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                  Class A               Class B              Interest               Total
--------------------------------------                  -------               -------              --------               -----

Principal Funding Account                                      0.00               0.00                 0.00                     0.00
Investment Proceeds for Monthly Period                         0.00               0.00                 0.00                     0.00
Reserve Draw Amount                                            0.00               0.00                 0.00                     0.00
Available Reserve Account Amount                               0.00               0.00                 0.00                     0.00
Reserve Account Surplus                                        0.00               0.00                 0.00                     0.00

Coupon  September 15, 2005 to October 16, 2005              3.7981%            3.8881%              4.0981%
Monthly Interest Due                                   1,691,433.89         155,525.20           196,710.24             2,043,669.33
Outstanding Monthly Interest Due                               0.00               0.00                 0.00                     0.00
Additional Interest Due                                        0.00               0.00                 0.00                     0.00
Total Interest Due                                     1,691,433.89         155,525.20           196,710.24             2,043,669.33
Investor Default Amount                                1,742,026.19         156,469.42           187,763.30             2,086,258.91
Investor Monthly Fees Due                                835,000.00          75,000.00            90,000.00             1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,268,460.08         386,994.62           474,473.54             5,129,928.24

Reallocated Investor Finance Charge Collections                                                                        10,662,644.96
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.8300%
Base Rate                                                                                                                    5.7861%
Excess Spread Percentage                                                                                                    11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions            Class A               Class B              Interest               Total
--------------------------------------------            -------               -------              --------               -----

Beginning Certificates Balance                      501,000,000.00          45,000,000.00        54,000,000.00       600,000,000.00
Interest Distributions                                1,691,433.89             155,525.20           196,710.24         2,043,669.33
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                 0.00
Principal Distributions                                       0.00                   0.00                 0.00                 0.00
Total Distributions                                   1,691,433.89             155,525.20           196,710.24         2,043,669.33
Ending Certificates Balance                         501,000,000.00          45,000,000.00        54,000,000.00       600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.38

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.38

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.46

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.46

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B Invested Amount pursuant to clauses c), (d), and (e) of the definition of Class B Invested
            Amount:                                                                                                         $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $5,729,426.96

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $196,710.24

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $5,532,716.72

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $8,903,308.54

            a.   Class A Monthly Interest:                                                                          $1,691,433.89
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $1,742,026.19
            e.   Excess Spread:                                                                                     $5,469,848.46

      2.    Class B Available Funds:                                                                                  $799,698.37

            a.   Class B Monthly Interest:                                                                            $155,525.20
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $644,173.17

      3.    Collateral Available Funds:                                                                               $959,638.05

            a.   Excess Spread:                                                                                       $959,638.05

      4.    Total Excess Spread:                                                                                    $7,073,659.68

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2005-1 Allocable Principal
            Collections:                                                                                          $202,382,401.73

      3.    Principal Allocation Percentage of
            Series 2005-1 Allocable Principal
            Collections:                                                                                          $154,621,527.23

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $154,621,527.23

      6.    Shared Principal Collections from other
            Series allocated to Series 2005-1:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,086,258.91

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $156,707,786.13

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $54,000,000.00

      2.    Required Collateral Invested Amount                                                                    $54,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $156,707,786.13


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-1

      1.    Excess Spread:                                                                                          $7,073,659.68

      2.    Excess Finance Charge Collections:                                                                              $0.00

      3.    Applied to fund Class A Required Amount:                                                                        $0.00

      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00

      5.    Applied to fund Class B overdue Interest:                                                                       $0.00

      6.    Applied to fund Class B Required Amount:                                                                  $156,469.42

      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      8.    Applied to Collateral Monthly Interest:                                                                   $196,710.24

      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,000,000.00

      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $187,763.30

      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      12.   Deposited to Reserve Account:                                                                                   $0.00

      l3.   Remaining Excess Spread Distributed to Collateral
            Interest Holder:                                                                                        $5,532,716.72

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.7861%
            b.   Prior Monthly Period                                                                                     5.6479%
            c.   Second Prior Monthly Period                                                                              5.4622%

      2.    Three Month Average Base Rate                                                                                 5.6321%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.8300%
            b.   Prior Monthly Period                                                                                    17.4637%
            c.   Second Prior Monthly Period                                                                             16.2508%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.8482%


XXVII. Series 2005-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------             --------            --------

Beginning Invested /Transferor Amount              785,333,344.03        600,000,000.00      185,333,344.03
Beginning Adjusted Invested Amount                            N/A        600,000,000.00                 N/A
Floating Allocation Percentage                                N/A              76.4007%            23.5993%
Principal Allocation Percentage                               N/A              76.4007%            23.5993%
Collections of Finance Chg. Receivables             14,016,367.52         10,708,599.83        3,307,767.69
Collections of Principal Receivables               202,382,401.73        154,621,527.23       47,760,874.50
Defaulted Amount                                     2,730,681.14          2,086,258.91          644,422.23

Ending Invested / Transferor Amounts               784,114,058.57        600,000,000.00      184,114,058.57


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A              Class B             Interest               Total
--------------------------------------                   -------              -------             --------               -----

Principal Funding Account                                      0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                 0.00

Coupon  September 15, 2005 to October 16, 2005              3.8681%               4.0481%             4.2581%
Monthly Interest Due                                   1,722,607.23            161,925.20          204,390.24         2,088,922.67
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                 0.00
Additional Interest Due                                        0.00                  0.00                0.00                 0.00
Total Interest Due                                     1,722,607.23            161,925.20          204,390.24         2,088,922.67
Investor Default Amount                                1,742,026.19            156,469.42          187,763.30         2,086,258.91
Investor Monthly Fees Due                                835,000.00             75,000.00           90,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,299,633.41            393,394.62          482,153.54         5,175,181.57

Reallocated Investor Finance Charge Collections                                                                      10,707,898.30
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.9188%
Base Rate                                                                                                                  5.8722%
Excess Spread Percentage                                                                                                  11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A              Class B             Interest               Total
--------------------------------------------             -------              -------             --------               -----

Beginning Certificates Balance                      501,000,000.00         45,000,000.00       54,000,000.00       600,000,000.00
Interest Distributions                                1,722,607.23            161,925.20          204,390.24         2,088,922.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00                0.00                 0.00
Principal Distributions                                       0.00                  0.00                0.00                 0.00
Total Distributions                                   1,722,607.23            161,925.20          204,390.24         2,088,922.67
Ending Certificates Balance                         501,000,000.00         45,000,000.00       54,000,000.00       600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.44

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.44

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.60

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.60

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B Invested Amount pursuant to clauses c), (d), and (e) of the definition of Class B Invested
            Amount:                                                                                                         $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $5,737,106.96

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $204,390.24

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $5,532,716.72

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $8,941,095.08

            a.   Class A Monthly Interest:                                                                          $1,722,607.23
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $1,742,026.19
            e.   Excess Spread:                                                                                     $5,476,461.66

      2.    Class B Available Funds:                                                                                  $803,092.37

            a.   Class B Monthly Interest:                                                                            $161,925.20
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $641,167.17

      3.    Collateral Available Funds:                                                                               $963,710.85

            a.   Excess Spread:                                                                                       $963,710.85

      4.    Total Excess Spread:                                                                                    $7,081,339.68

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2005-2 Allocable Principal
            Collections:                                                                                          $202,382,401.73

      3.    Principal Allocation Percentage of
            Series 2005-2 Allocable Principal
            Collections:                                                                                          $154,621,527.23

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $154,621,527.23

      6.    Shared Principal Collections from other
            Series allocated to Series 2005-2:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,086,258.91

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $156,707,786.13

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $54,000,000.00

      2.    Required Collateral Invested Amount                                                                    $54,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $156,707,786.13


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-2

      1.    Excess Spread:                                                                                          $7,081,339.68

      2.    Excess Finance Charge Collections:                                                                              $0.00

      3.    Applied to fund Class A Required Amount:                                                                        $0.00

      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00

      5.    Applied to fund Class B overdue Interest:                                                                       $0.00

      6.    Applied to fund Class B Required Amount:                                                                  $156,469.42

      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      8.    Applied to Collateral Monthly Interest:                                                                   $204,390.24

      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,000,000.00

      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $187,763.30

      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      12.   Deposited to Reserve Account:                                                                                   $0.00

      l3.   Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                                             $5,532,716.72

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8722%
            b.   Prior Monthly Period                                                                                     5.7339%
            c.   Second Prior Monthly Period                                                                              5.5482%

      2.    Three Month Average Base Rate                                                                                 5.7181%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.9188%
            b.   Prior Monthly Period                                                                                    17.5526%
            c.   Second Prior Monthly Period                                                                             16.3369%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9361%


XXVIII. Series 2005-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------             --------            --------

Beginning Invested /Transferor Amount               916,222,234.70      700,000,000.00       216,222,234.70
Beginning Adjusted Invested Amount                             N/A      700,000,000.00                  N/A
Floating Allocation Percentage                                 N/A            76.4007%             23.5993%
Principal Allocation Percentage                                N/A            76.4007%             23.5993%
Collections of Finance Chg. Receivables              16,352,428.77       12,493,366.46         3,859,062.31
Collections of Principal Receivables                236,112,802.01      180,391,781.76        55,721,020.25
Defaulted Amount                                      3,185,794.66        2,433,968.72           751,825.94

Ending Invested / Transferor Amounts                914,799,735.00      700,000,000.00       214,799,735.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A            Class B              Interest              Total
--------------------------------------                    -------            -------              --------              -----

Principal Funding Account                                      0.00                0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                0.00                 0.00                0.00

Coupon  September 15, 2005 to October 16, 2005              3.7681%             3.9081%              4.0181%
Monthly Interest Due                                   1,957,752.88          182,379.40           225,015.28        2,365,147.56
Outstanding Monthly Interest Due                               0.00                0.00                 0.00                0.00
Additional Interest Due                                        0.00                0.00                 0.00                0.00
Total Interest Due                                     1,957,752.88          182,379.40           225,015.28        2,365,147.56
Investor Default Amount                                2,032,363.89          182,547.65           219,057.19        2,433,968.72
Investor Monthly Fees Due                                974,166.67           87,500.00           105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,964,283.43          452,427.05           549,072.47        5,965,782.95

Reallocated Investor Finance Charge Collections                                                                    12,420,619.12
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.7978%
Base Rate                                                                                                                5.7550%
Excess Spread Percentage                                                                                                11.0654%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A            Class B              Interest              Total
--------------------------------------------              -------            -------              --------              -----

Beginning Certificates Balance                     584,500,000.00       52,500,000.00        63,000,000.00      700,000,000.00
Interest Distributions                               1,957,752.88          182,379.40           225,015.28        2,365,147.56
Principal Deposits - Prin. Funding Account                   0.00                0.00                 0.00                0.00
Principal Distributions                                      0.00                0.00                 0.00                0.00
Total Distributions                                  1,957,752.88          182,379.40           225,015.28        2,365,147.56
Ending Certificates Balance                        584,500,000.00       52,500,000.00        63,000,000.00      700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.35

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.35

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.47

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.47

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
             of Class B Invested Amount:                                                                                    $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $6,679,851.46

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $225,015.28

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $6,454,836.18

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $10,371,216.97

            a.   Class A Monthly Interest:                                                                          $1,957,752.88
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,032,363.89
            e.   Excess Spread:                                                                                     $6,381,100.21

      2.    Class B Available Funds:                                                                                  $931,546.43

            a.   Class B Monthly Interest:                                                                            $182,379.40
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $749,167.03

      3.    Collateral Available Funds:                                                                             $1,117,855.72

            a.   Excess Spread:                                                                                     $1,117,855.72

      4.    Total Excess Spread:                                                                                    $8,248,122.96

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2005-3 Allocable Principal
            Collections:                                                                                          $236,112,802.01

      3.    Principal Allocation Percentage of
            Series 2005-3 Allocable Principal
            Collections:                                                                                          $180,391,781.76

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $180,391,781.76

      6.    Shared Principal Collections from other
            Series allocated to Series 2005-3:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,433,968.72

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $182,825,750.49

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $63,000,000.00

      2.    Required Collateral Invested Amount                                                                    $63,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $182,825,750.49


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-3

      1.    Excess Spread:                                                                                          $8,248,122.96

      2.    Excess Finance Charge Collections:                                                                              $0.00

      3.    Applied to fund Class A Required Amount:                                                                        $0.00

      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00

      5.    Applied to fund Class B overdue Interest:                                                                       $0.00

      6.    Applied to fund Class B Required Amount:                                                                  $182,547.65

      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      8.    Applied to Collateral Monthly Interest:                                                                   $225,015.28

      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,166,666.67

      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $219,057.19

      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      12.   Deposited to Reserve Account:                                                                                   $0.00

      l3.   Remaining Excess Spread Distributed to Collateral
            Interest Holder:                                                                                        $6,454,836.18

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.7550%
            b.   Prior Monthly Period                                                                                     5.6167%
            c.   Second Prior Monthly Period                                                                              5.4310%

      2.    Three Month Average Base Rate                                                                                 5.6009%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.7978%
            b.   Prior Monthly Period                                                                                    17.4315%
            c.   Second Prior Monthly Period                                                                             16.2197%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.8163%


XXIX. Series 2005-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------             --------            --------

Beginning Invested /Transferor Amount               654,444,453.35      500,000,000.00     154,444,453.35
Beginning Adjusted Invested Amount                             N/A      500,000,000.00                N/A
Floating Allocation Percentage                                 N/A            76.4007%           23.5993%
Principal Allocation Percentage                                N/A            76.4007%           23.5993%
Collections of Finance Chg. Receivables              11,680,306.27        8,923,833.19       2,756,473.08
Collections of Principal Receivables                168,652,001.44      128,851,272.69      39,800,728.75
Defaulted Amount                                      2,275,567.62        1,738,549.09         537,018.53

Ending Invested / Transferor Amounts                653,428,382.14      500,000,000.00     153,428,382.14


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A            Class B            Interest                    Total
--------------------------------------                    -------            -------            --------                    -----

Principal Funding Account                                     0.00                0.00               0.00                      0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00                      0.00
Reserve Draw Amount                                           0.00                0.00               0.00                      0.00
Available Reserve Account Amount                              0.00                0.00               0.00                      0.00
Reserve Account Surplus                                       0.00                0.00               0.00                      0.00

Coupon  September 15, 2005 to October 16, 2005             3.8381%             4.0181%            4.1881%
Monthly Interest Due                                  1,424,372.69          133,937.67         167,525.20              1,725,835.56
Outstanding Monthly Interest Due                              0.00                0.00               0.00                      0.00
Additional Interest Due                                       0.00                0.00               0.00                      0.00
Total Interest Due                                    1,424,372.69          133,937.67         167,525.20              1,725,835.56
Investor Default Amount                               1,451,688.49          130,391.18         156,469.42              1,738,549.09
Investor Monthly Fees Due                               695,833.33           62,500.00          75,000.00                833,333.33
Investor Additional Amounts Due
Total Due                                             3,571,894.51          326,828.85         398,994.62              4,297,717.98

Reallocated Investor Finance Charge Collections                                                                        8,908,315.25
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.8836%
Base Rate                                                                                                                   5.8381%
Excess Spread Percentage                                                                                                   11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A            Class B            Interest                    Total
--------------------------------------------              -------            -------            --------                    -----

Beginning Certificates Balance                     417,500,000.00       37,500,000.00      45,000,000.00            500,000,000.00
Interest Distributions                               1,424,372.69          133,937.67         167,525.20              1,725,835.56
Principal Deposits - Prin. Funding Account                   0.00                0.00               0.00                      0.00
Principal Distributions                                      0.00                0.00               0.00                      0.00
Total Distributions                                  1,424,372.69          133,937.67         167,525.20              1,725,835.56
Ending Certificates Balance                        417,500,000.00       37,500,000.00      45,000,000.00            500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.41

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.41

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.57

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.57

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $4,778,122.47

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $167,525.20

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $4,610,597.27

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                                $7,438,443.23

            a.   Class A Monthly Interest:                                                                          $1,424,372.69
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $1,451,688.49
            e.   Excess Spread:                                                                                     $4,562,382.05

      2.    Class B Available Funds:                                                                                  $668,123.64

            a.   Class B Monthly Interest:                                                                            $133,937.67
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $534,185.98

      3.    Collateral Available Funds:                                                                               $801,748.37

            a.   Excess Spread:                                                                                       $801,748.37

      4.    Total Excess Spread:                                                                                    $5,898,316.40

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2005-4 Allocable Principal
            Collections:                                                                                          $168,652,001.44

      3.    Principal Allocation Percentage of
            Series 2005-4 Allocable Principal
            Collections:                                                                                          $128,851,272.69

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $128,851,272.69

      6.    Shared Principal Collections from other
            Series allocated to Series 2005-4:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $1,738,549.09

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $130,589,821.78

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $45,000,000.00

      2.    Required Collateral Invested Amount                                                                    $45,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $130,589,821.78


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-4

      1.    Excess Spread:                                                                                          $5,898,316.40

      2.    Excess Finance Charge Collections:                                                                              $0.00

      3.    Applied to fund Class A Required Amount:                                                                        $0.00

      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00

      5.    Applied to fund Class B overdue Interest:                                                                       $0.00

      6.    Applied to fund Class B Required Amount:                                                                  $130,391.18

      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      8.    Applied to Collateral Monthly Interest:                                                                   $167,525.20

      9.    Applied to unpaid Monthly Servicing Fee:                                                                  $833,333.33

      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $156,469.42

      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      12.   Deposited to Reserve Account:                                                                                   $0.00

      l3.   Remaining Excess Spread Distributed to Collateral
            Interest Holder:                                                                                        $4,610,597.27

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8381%
            b.   Prior Monthly Period                                                                                     5.6998%
            c.   Second Prior Monthly Period                                                                              5.5142%

      2.    Three Month Average Base Rate                                                                                 5.6840%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.8836%
            b.   Prior Monthly Period                                                                                    17.5174%
            c.   Second Prior Monthly Period                                                                             16.3028%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.9013%


XXX. Series 2005-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------             --------            --------

Beginning Invested /Transferor Amount             1,439,777,797.38     1,100,000,000.00      339,777,797.38
Beginning Adjusted Invested Amount                             N/A     1,100,000,000.00                 N/A
Floating Allocation Percentage                                 N/A             76.4007%            23.5993%
Principal Allocation Percentage                                N/A             76.4007%            23.5993%
Collections of Finance Chg. Receivables              25,696,673.79        19,632,433.02        6,064,240.77
Collections of Principal Receivables                371,034,403.16       283,472,799.92       87,561,603.25
Defaulted Amount                                      5,006,248.76         3,824,808.00        1,181,440.76

Ending Invested / Transferor Amounts              1,437,542,440.72     1,100,000,000.00      337,542,440.72


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A             Class B             Interest               Total
--------------------------------------                    -------             -------             --------               -----

Principal Funding Account                                     0.00                 0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                0.00                 0.00
Reserve Draw Amount                                           0.00                 0.00                0.00                 0.00
Available Reserve Account Amount                              0.00                 0.00                0.00                 0.00
Reserve Account Surplus                                       0.00                 0.00                0.00                 0.00

Coupon  September 15, 2005 to October 16, 2005             3.8081%              3.9481%             4.0881%
Monthly Interest Due                                  3,109,126.58           289,529.53          359,755.44         3,758,411.56
Outstanding Monthly Interest Due                              0.00                 0.00                0.00                 0.00
Additional Interest Due                                       0.00                 0.00                0.00                 0.00
Total Interest Due                                    3,109,126.58           289,529.53          359,755.44         3,758,411.56
Investor Default Amount                               3,193,714.68           286,860.60          344,232.72         3,824,808.00
Investor Monthly Fees Due                             1,530,833.33           137,500.00          165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                             7,833,674.59           713,890.13          868,988.16         9,416,552.88

Reallocated Investor Finance Charge Collections                                                                    19,559,866.88
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.8425%
Base Rate                                                                                                                5.7983%
Excess Spread Percentage                                                                                                11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A             Class B             Interest               Total
--------------------------------------------              -------             -------             --------               -----

Beginning Certificates Balance                      918,500,000.00        82,500,000.00       99,000,000.00     1,100,000,000.00
Interest Distributions                                3,109,126.58           289,529.53          359,755.44         3,758,411.56
Principal Deposits - Prin. Funding Account                    0.00                 0.00                0.00                 0.00
Principal Distributions                                       0.00                 0.00                0.00                 0.00
Total Distributions                                   3,109,126.58           289,529.53          359,755.44         3,758,411.56
Ending Certificates Balance                         918,500,000.00        82,500,000.00       99,000,000.00     1,100,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.39

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.39

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.51

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.51

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                       $10,503,069.43

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $359,755.44

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                          $10,143,313.99

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $16,332,488.84

            a.   Class A Monthly Interest:                                                                          $3,109,126.58
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $3,193,714.68
            e.   Excess Spread:                                                                                    $10,029,647.58

      2.    Class B Available Funds:                                                                                $1,466,990.02

            a.   Class B Monthly Interest:                                                                            $289,529.53
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                     $1,177,460.48

      3.    Collateral Available Funds:                                                                             $1,760,388.02

            a.   Excess Spread:                                                                                     $1,760,388.02

      4.    Total Excess Spread:                                                                                   $12,967,496.08

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2005-5 Allocable Principal
            Collections:                                                                                          $371,034,403.16

      3.    Principal Allocation Percentage of
            Series 2005-5 Allocable Principal
            Collections:                                                                                          $283,472,799.92

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $283,472,799.92

      6.    Shared Principal Collections from other
            Series allocated to Series 2005-5:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $3,824,808.00

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $287,297,607.91

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $99,000,000.00

      2.    Required Collateral Invested Amount                                                                    $99,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $287,297,607.91


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-5

      1.    Excess Spread:                                                                                         $12,967,496.08

      2.    Excess Finance Charge Collections:                                                                              $0.00

      3.    Applied to fund Class A Required Amount:                                                                        $0.00


      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00

      5.    Applied to fund Class B overdue Interest:                                                                       $0.00

      6.    Applied to fund Class B Required Amount:                                                                  $286,860.60

      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      8.    Applied to Collateral Monthly Interest:                                                                   $359,755.44

      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,833,333.33

      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $344,232.72

      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      12.   Deposited to Reserve Account:                                                                                   $0.00

      l3.   Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                                            $10,143,313.99

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.7983%
            b.   Prior Monthly Period                                                                                     5.6600%
            c.   Second Prior Monthly Period                                                                              5.5193%

      2.    Three Month Average Base Rate                                                                                 5.6592%

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.8425%
            b.   Prior Monthly Period                                                                                    17.4762%
            c.   Second Prior Monthly Period                                                                             15.6195%

      4.    Three Month Average Series Adjusted Portfolio Yield                                                          16.6461%


XXX. Series 2005-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------             --------            --------

Beginning Invested /Transferor Amount              916,222,234.70       700,000,000.00        216,222,234.70
Beginning Adjusted Invested Amount                            N/A       700,000,000.00                   N/A
Floating Allocation Percentage                                N/A             76.4007%              23.5993%
Principal Allocation Percentage                               N/A             76.4007%              23.5993%
Collections of Finance Chg. Receivables             16,352,428.77        12,493,366.46          3,859,062.31
Collections of Principal Receivables               236,112,802.01       180,391,781.76         55,721,020.25
Defaulted Amount                                     3,185,794.66         2,433,968.72            751,825.94

Ending Invested / Transferor Amounts               914,799,735.00       700,000,000.00        214,799,735.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A             Class B               Interest              Total
--------------------------------------                    -------             -------               --------              -----

Principal Funding Account                                     0.00                 0.00                  0.00                0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                  0.00                0.00
Reserve Draw Amount                                           0.00                 0.00                  0.00                0.00
Available Reserve Account Amount                              0.00                 0.00                  0.00                0.00
Reserve Account Surplus                                       0.00                 0.00                  0.00                0.00

Coupon  September 15, 2005 to October 16, 2005             3.7681%              3.9081%               4.0181%
Monthly Interest Due                                  1,957,752.88           182,379.40            225,015.28        2,365,147.56
Outstanding Monthly Interest Due                              0.00                 0.00                  0.00                0.00
Additional Interest Due                                       0.00                 0.00                  0.00                0.00
Total Interest Due                                    1,957,752.88           182,379.40            225,015.28        2,365,147.56
Investor Default Amount                               2,032,363.89           182,547.65            219,057.19        2,433,968.72
Investor Monthly Fees Due                               974,166.67            87,500.00            105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,964,283.43           452,427.05            549,072.47        5,965,782.95

Reallocated Investor Finance Charge Collections                                                                     12,420,619.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.7978%
Base Rate                                                                                                                 5.7550%
Excess Spread Percentage                                                                                                 11.0654%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A             Class B               Interest              Total
--------------------------------------------              -------             -------               --------              -----

Beginning Certificates Balance                        584,500,000.00        52,500,000.00         63,000,000.00      700,000,000.00
Interest Distributions                                  1,957,752.88           182,379.40            225,015.28        2,365,147.56
Principal Deposits - Prin. Funding Account                      0.00                 0.00                  0.00                0.00
Principal Distributions                                         0.00                 0.00                  0.00                0.00
Total Distributions                                     1,957,752.88           182,379.40            225,015.28        2,365,147.56
Ending Certificates Balance                           584,500,000.00        52,500,000.00         63,000,000.00      700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.35

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.35

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00

      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.47

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.47

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00


      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $6,679,851.46

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $225,015.28

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $6,454,836.18

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $10,371,216.97

            a.   Class A Monthly Interest:                                                                          $1,957,752.88
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,032,363.89
            e.   Excess Spread:                                                                                     $6,381,100.21

      2.    Class B Available Funds:                                                                                  $931,546.43

            a.   Class B Monthly Interest:                                                                            $182,379.40
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $749,167.03

      3.    Collateral Available Funds:                                                                             $1,117,855.72

            a.   Excess Spread:                                                                                     $1,117,855.72

      4.    Total Excess Spread:                                                                                    $8,248,122.96

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2005-6 Allocable Principal
            Collections:                                                                                          $236,112,802.01

      3.    Principal Allocation Percentage of
            Series 2005-6 Allocable Principal
            Collections:                                                                                          $180,391,781.76

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $180,391,781.76

      6.    Shared Principal Collections from other
            Series allocated to Series 2005-6:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,433,968.72

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $182,825,750.49

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $63,000,000.00

      2.    Required Collateral Invested Amount                                                                    $63,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $182,825,750.49


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-6

      1.    Excess Spread:                                                                                          $8,248,122.96

      2.    Excess Finance Charge Collections:                                                                              $0.00

      3.    Applied to fund Class A Required Amount:                                                                        $0.00


      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00

      5.    Applied to fund Class B overdue Interest:                                                                       $0.00

      6.    Applied to fund Class B Required Amount:                                                                  $182,547.65

      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      8.    Applied to Collateral Monthly Interest:                                                                   $225,015.28

      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,166,666.67

      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $219,057.19

      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      12.   Deposited to Reserve Account:                                                                                   $0.00

      l3.   Remaining Excess Spread Distributed to Collateral
            Interest Holder:                                                                                        $6,454,836.18

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.7550%
            b.   Prior Monthly Period                                                                                     5.6338%
            c.   Second Prior Monthly Period                                                                                  N/A

      2.    Three Month Average Base Rate                                                                                     N/A

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.7978%
            b.   Prior Monthly Period                                                                                    17.0820%
            c.   Second Prior Monthly Period                                                                                  N/A

      4.    Three Month Average Series Adjusted Portfolio Yield                                                               N/A


XXX. Series 2005-7 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------             --------            --------

Beginning Invested /Transferor Amount                916,222,234.70      700,000,000.00      216,222,234.70
Beginning Adjusted Invested Amount                              N/A      700,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            76.4007%            23.5993%
Principal Allocation Percentage                                 N/A            76.4007%            23.5993%
Collections of Finance Chg. Receivables               16,352,428.77       12,493,366.46        3,859,062.31
Collections of Principal Receivables                 236,112,802.01      180,391,781.76       55,721,020.25
Defaulted Amount                                       3,185,794.66        2,433,968.72          751,825.94

Ending Invested / Transferor Amounts                 914,799,735.00      700,000,000.00      214,799,735.00


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A            Class B             Interest                    Total
--------------------------------------                  -------            -------             --------                    -----

Principal Funding Account                                     0.00                0.00                0.00                     0.00
Investment Proceeds for Monthly Period                        0.00                0.00                0.00                     0.00
Reserve Draw Amount                                           0.00                0.00                0.00                     0.00
Available Reserve Account Amount                              0.00                0.00                0.00                     0.00
Reserve Account Surplus                                       0.00                0.00                0.00                     0.00

Coupon  September 15, 2005 to October 16, 2005             3.8381%             4.0381%             4.1781%
Monthly Interest Due                                  1,994,121.76          188,446.07          233,975.28             2,416,543.11
Outstanding Monthly Interest Due                              0.00                0.00                0.00                     0.00
Additional Interest Due                                       0.00                0.00                0.00                     0.00
Total Interest Due                                    1,994,121.76          188,446.07          233,975.28             2,416,543.11
Investor Default Amount                               2,032,363.89          182,547.65          219,057.19             2,433,968.72
Investor Monthly Fees Due                               974,166.67           87,500.00          105,000.00             1,166,666.67
Investor Additional Amounts Due
Total Due                                             5,000,652.32          458,493.72          558,032.47             6,017,178.50

Reallocated Investor Finance Charge Collections                                                                       12,472,014.68
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.8843%
Base Rate                                                                                                                   5.8387%
Excess Spread Percentage                                                                                                   11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions            Class A            Class B             Interest                    Total
--------------------------------------------            -------            -------             --------                    -----

Beginning Certificates Balance                    584,500,000.00       52,500,000.00       63,000,000.00            700,000,000.00
Interest Distributions                              1,994,121.76          188,446.07          233,975.28              2,416,543.11
Principal Deposits - Prin. Funding Account                  0.00                0.00                0.00                      0.00
Principal Distributions                                     0.00                0.00                0.00                      0.00
Total Distributions                                 1,994,121.76          188,446.07          233,975.28              2,416,543.11
Ending Certificates Balance                       584,500,000.00       52,500,000.00       63,000,000.00            700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.    Total amount of the distribution                                                                                $3.41

      2.    Amount of the distribution in
            respect of Class A Monthly Interest:                                                                            $3.41

      3.    Amount of the distribution in respect of Class A Outstanding
            Monthly Interest                                                                                                $0.00

      4.    Amount of the distribution in respect of
            Class A Additional Interest:                                                                                    $0.00

      5.    Amount of the distribution in
            respect of Class A Principal:                                                                                   $0.00

E.    Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

      1.    Total amount of Class A Investor Charge-Offs:                                                                   $0.00


      2.    Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                                                                                               $0.00
      3.    Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                                                                                   $0.00

      4.    Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:                                                                          $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

F.    Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

      1.    The total amount of the distribution:                                                                           $3.59

      2.    Amount of the distribution in
            respect of class B monthly interest:                                                                            $3.59

      3.    Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                                                                                       $0.00

      4.    Amount of the distribution in
            respect of class B additional interest:                                                                         $0.00

      5.    Amount of the distribution in
            respect of class B principal:                                                                                   $0.00


G.    Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.    The amount of reductions in Class B
            Invested Amount pursuant to clauses
            c), (d), and (e) of the definition
            of Class B Invested Amount:                                                                                     $0.00

      2.    The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                                                                                   $0.00

      3.    The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                                                                                $0.00

      4.    The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                                                                                               $0.00

      5.    The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                                                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.    Total amount distributed to the Collateral
            Interest Holder:                                                                                        $6,688,811.46

      2.    Amount distributed in respect of Collateral
            Monthly Interest:                                                                                         $233,975.28

      3.    Amount distributed in respect of Collateral
            Additional Interest:                                                                                            $0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:                                                                              $0.00

      5.    The amount distributed to the Collateral Interest
            Holder in respect of remaining Excess Spread:                                                           $6,454,836.18

I.    Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.    The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:                                                                       $0.00

      2.    The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                                                                                $0.00


J.    Application of Reallocated Investor Finance Charge Collections.

      1.    Class A Available Funds:                                                                               $10,414,132.26

            a.   Class A Monthly Interest:                                                                          $1,994,121.76
            b.   Class A Outstanding Monthly Interest:                                                                      $0.00
            c.   Class A Additional Interest:                                                                               $0.00
            d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                                        $2,032,363.89
            e.   Excess Spread:                                                                                     $6,387,646.61

      2.    Class B Available Funds:                                                                                  $935,401.10

            a.   Class B Monthly Interest:                                                                            $188,446.07
            b.   Class B Outstanding Monthly Interest:                                                                      $0.00
            c.   Class B Additional Interest:                                                                               $0.00
            d.   Excess Spread:                                                                                       $746,955.03

      3.    Collateral Available Funds:                                                                             $1,122,481.32

            a.   Excess Spread:                                                                                     $1,122,481.32

      4.    Total Excess Spread:                                                                                    $8,257,082.96

K.    Reallocated Principal Collections.

      1.    Principal Allocation Percentage:                                                                             76.4007%

      2.    Series 2005-7 Allocable Principal
            Collections:                                                                                          $236,112,802.01

      3.    Principal Allocation Percentage of
            Series 2005-7 Allocable Principal
            Collections:                                                                                          $180,391,781.76

      4.    Reallocated Principal Collections
            Required to fund the Required Amount:                                                                           $0.00

      5.    Item 3 minus item 4:                                                                                  $180,391,781.76

      6.    Shared Principal Collections from other
            Series allocated to Series 2005-7:                                                                                N/A

      7.    Other amounts Treated as Available Principal
            Collections:                                                                                            $2,433,968.72

      8.    Available Principal Collections
            (total of 5., 6. & 7.):                                                                               $182,825,750.49

L.    Application of Available Principal Collections during Revolving Period.

      1.    Collateral Invested Amount                                                                             $63,000,000.00

      2.    Required Collateral Invested Amount                                                                    $63,000,000.00

      3.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                       $0.00

      4.    Treated as Shared Principal Collections:                                                              $182,825,750.49


M.    Application of Principal Collections During Accumulation or Amortization
Period.

      1.    Principal Funding Account:                                                                                        N/A

      2.    Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                                                                         N/A

      3.    Principal Distribution:                                                                                           N/A

      4.    Treated as Shared Principal Collections:                                                                          N/A

N.    Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-7

      1.    Excess Spread:                                                                                          $8,257,082.96

      2.    Excess Finance Charge Collections:                                                                              $0.00

      3.    Applied to fund Class A Required Amount:                                                                        $0.00


      4.    Class A Investor Charge-Offs treated
            as Available Principal Collections:                                                                             $0.00

      5.    Applied to fund Class B overdue Interest:                                                                       $0.00

      6.    Applied to fund Class B Required Amount:                                                                  $182,547.65

      7.    Reduction of Class B Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      8.    Applied to Collateral Monthly Interest:                                                                   $233,975.28

      9.    Applied to unpaid Monthly Servicing Fee:                                                                $1,166,666.67

      10.   Collateral Default Amount treated as
            Available Principal Collections:                                                                          $219,057.19

      11.   Reduction of Collateral Invested Amount
            treated as Available Principal Collections:                                                                     $0.00

      12.   Deposited to Reserve Account:                                                                                   $0.00

      l3.   Remaining Excess Spread Distributed to Collateral
            Interest Holder:                                                                                        $6,454,836.18

O.    Yield and Base Rate

      1.    Base Rate
            a.   Current Monthly Period                                                                                   5.8387%
            b.   Prior Monthly Period                                                                                     5.7175%
            c.   Second Prior Monthly Period                                                                                  N/A

      2.    Three Month Average Base Rate                                                                                     N/A

      3.    Series Adjusted Portfolio Yield
            a.   Current Monthly Period                                                                                  16.8843%
            b.   Prior Monthly Period                                                                                    17.1602%
            c.   Second Prior Monthly Period                                                                                  N/A

      4.    Three Month Average Series Adjusted Portfolio Yield                                                               N/A



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